                                                Filed Pursuant to Rule 497(C)
                                                Registration File No.: 2-94996


                            THE HUDSON RIVER TRUST

                         Principal Office Located at
            1345 Avenue of the Americas --New York, New York 10105

The Hudson River Trust (Trust) is a mutual fund, currently issuing separate series of shares of beneficial interest, each representing a separate investment portfolio (Portfolio). There are six Portfolios currently available through the Income Manager (Service Mark) variable annuities to which this prospectus relates. The Portfolios are Aggressive Stock, Common Stock, Growth Investors, Global, High Yield and Money Market. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. The Trust offers two classes of shares on behalf of each
Portfolio: Class IA shares, offered pursuant to another prospectus, and Class IB shares offered hereby.

This prospectus sets forth concisely the investment objectives and policies of these six Portfolios and the information about the Trust a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information (SAI) dated October 1, 1996 has been filed with the Securities and Exchange Commission (SEC). This SAI is incorporated by reference into this prospectus and is available at no charge by writing the Trust at the above address.

                              TABLE OF CONTENTS

                                                 PAGE
                                              --------
Financial Highlights ........................ 2
The Trust ................................... 8
Investment Objectives and Policies .......... 8
Investment Techniques ....................... 14
Certain Investment Restrictions ............. 19
Management of the Trust ..................... 19
Description of the Trust's Shares ........... 21
Dividends, Distributions and Taxes .......... 23
Investment Performance ...................... 24
Appendix A --Description of Bond Ratings  ... A-1

An investment in the Trust is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       PROSPECTUS DATED OCTOBER 1, 1996

-----------------------------------------------------------------------------
HRT104 (9/96)      Copyright 1996 The Hudson River Trust. All rights reserved.

FINANCIAL HIGHLIGHTS

As of December 31, 1995, none of the Portfolios had begun issuing Class IB shares (which are expected to be first offered on or about October 1, 1996). Accordingly, the Financial Highlights set forth below relate solely to Class IA shares and do not reflect the Class IB shares' distribution fees currently payable at the rate of .25% per annum.

The following tables give information regarding income, expenses and capital changes in the Common Stock and Money Market Portfolios attributable to a Portfolio share of beneficial interest outstanding throughout the periods indicated, based upon monthly average shares outstanding, and other supplementary data. The information is presented under the continuing entity basis of accounting as if the reorganization described in "General Information and History" in the SAI had always been in effect.

The other tables also give equivalent information for a share of beneficial interest in each of the other Portfolios outstanding throughout the periods indicated.

Information regarding portfolio turnover rates, some of which exceeded 100% during certain periods, is also included. Higher levels of portfolio activity result in higher transaction costs, including higher brokerage expenses.

On December 16, 1992, the Trust's Board of Trustees declared a 10-for-1 stock split of the outstanding shares of the Money Market, High Yield, Common Stock, Global and Aggressive Stock Portfolios (Split Portfolios). The split was effected on January 1, 1993 for shareholders of record on that date. Consequently, the shares of beneficial interest outstanding and net asset value per share presented in the Financial Highlights for a Split Portfolio share outstanding throughout each period (other than the periods ended December 31, 1993, December 31, 1994 and December 31, 1995), and the shares outstanding at the end of such periods presented for the Split Portfolios, have been restated.

The financial information in the tables below for the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995 has been audited by Price Waterhouse LLP, the Trust's independent accountants. Financial highlights for prior years have been audited by another independent accounting firm. The audited financial statements for the Trust appear in the SAI. The Trust's annual report, which contains additional performance information, is available without charge upon request.

                             FINANCIAL HIGHLIGHTS
                     PER SHARE INCOME AND CAPITAL CHANGES
             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(B)

GROWTH INVESTORS PORTFOLIO:

                                                                                                              OCTOBER 2,
                                                                 YEAR ENDED DECEMBER 31,                       1989 TO
                                           ------------------------------------------------------------------ DECEMBER 31,
                                              1995       1994       1993*        1992       1991       1990       1989
                                           ---------  ---------- ----------   ----------  ---------  --------   --------
Net asset value, beginning of period (a)     $14.66     $15.61      $14.69     $  15.17    $ 11.03    $ 10.33     $10.00
                                           ---------  ---------- ----------   ----------  ---------  ---------  --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income  ..................     0.57       0.50        0.43         0.44       0.41       0.44       0.11
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..........................     3.24      (0.98)       1.79         0.28       4.93       0.64       0.29
                                           ---------  ---------- ----------   ----------  ---------  ---------  --------
 Total from investment operations  .......     3.81      (0.48)       2.22         0.72       5.34       1.08       0.40
                                           ---------  ---------- ----------   ----------  ---------  ---------  --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  ...    (0.54)     (0.46)      (0.42)       (0.41 )    (0.37 )    (0.38 )    (0.06)
 Dividends in excess of net investment
   income ................................    (0.01)     (0.01)         --           --         --         --         --
 Distributions from realized gains  ......    (0.24)        --       (0.88)       (0.79 )    (0.83 )       --      (0.01)
                                           ---------  ---------- ----------   ----------  ---------  ---------  --------
 Total dividends and distributions  ......    (0.79)     (0.47)      (1.30)       (1.20 )    (1.20 )    (0.38 )    (0.07)
                                           ---------  ---------- ----------   ----------  ---------  ---------  --------
Net asset value, end of period ...........   $17.68     $14.66      $15.61     $  14.69    $ 15.17    $ 11.03     $10.33
                                           =========  ========== ==========   ==========  =========  =========  ========
Total return (c) .........................    26.37%     (3.15)%     15.26%        4.85 %    48.83 %    10.70 %     4.00%
                                           =========  ========== ==========   ==========  =========  =========  ========
RATIOS/SUPPLEMENTAL DATA:
Net asset, end of period (000's)  ........ $896,134   $492,478    $278,467     $148,650    $84,338    $24,539     $6,018
Ratio of expenses to average net assets  .     0.56%      0.59%       0.62%        0.60 %     0.66 %     0.78 %     0.29%
Ratio of net investment income to average
 net assets  .............................     3.43%      3.32%       2.71%        3.00 %     3.03 %     4.11 %     1.01%
Portfolio turnover rate ..................      107%       131%        118%         129 %      139 %       92 %        6%

-----------

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                                2

COMMON STOCK PORTFOLIO:

                                                                   YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------------------------------------------------------
                             1995        1994       1993*        1992       1991      1990      1989      1988     1987     1986
                          ---------- ----------- ----------- ----------- ---------- --------- --------- -------- -------- --------
Net asset value, begin-
 ning of year (a) ....... $    13.36 $    14.65  $    13.49  $    14.18  $    11.22 $  12.87   $  12.19 $  10.15 $  11.34 $  11.28
                          ---------- ----------- ----------- ----------- ---------- --------  --------- -------- -------- --------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income ................       0.20       0.20        0.23        0.24        0.32     0.21       0.27     0.23     0.17     0.19
 Net realized and
  unrealized gain
  (loss) on invest-
  ments and
  foreign currency
  transactions ..........       4.12      (0.51)       3.10        0.20        3.91    (1.25)      2.84     2.04     0.72     1.77
                          ---------- ----------- ----------- ----------- ---------- --------  --------- -------- -------- --------
 Total from invest-
  ment operations .......       4.32      (0.31)       3.33        0.44        4.23    (1.04)      3.11     2.27     0.89     1.96
                          ---------- ----------- ----------- ----------- ---------- --------  --------- -------- -------- --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment
  income ................      (0.20)     (0.19)      (0.23)      (0.24)      (0.29)   (0.22)     (0.26)   (0.23)   (0.17)   (0.15)
 Dividends in
  excess of net
  investment
  income ................      (0.02)     (0.01)      (0.00)         --          --       --         --       --       --       --
 Distributions from
  realized gains ........      (0.95)     (0.77)      (1.94)      (0.89)      (0.98)   (0.39)     (2.17)      --    (1.91)   (1.75)
 Distributions in excess
  of realized gains .....      (0.03)        --          --          --          --       --         --       --       --       --
 Tax return of capital
  distributions .........         --      (0.01)         --          --          --       --         --       --       --       --
                          ---------- ----------- ----------- ----------- ---------- --------  --------- -------- -------- --------
 Total dividends
  and distributions .....      (1.20)     (0.98)      (2.17)      (1.13)      (1.27)   (0.61)     (2.43)   (0.23)   (2.08)   (1.90)
                          ---------- ----------- ----------- ----------- ---------- --------  --------- -------- -------- --------
Net asset value, end
 of year ................ $    16.48     $13.36      $14.65      $13.49  $    14.18 $  11.22   $  12.87 $  12.19 $  10.15 $  11.34
                          ========== =========== =========== =========== ========== ========  ========= ======== ======== ========
Total return (c) ........      32.45%     (2.14)%     24.84%       3.22%      37.90%   (8.11)%    25.59%   22.44%    7.49%   17.33%
                          ========== =========== =========== =========== ========== ========  ========= ======== ======== ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 year (000's) ........... $4,879,677 $3,466,245  $3,125,128  $2,307,292  $2,126,402 $673,476   $725,627 $537,827 $434,558 $351,580
Ratio of expenses to
 average net assets .....       0.38%      0.38%       0.38%       0.38%       0.40%    0.44%      0.43%    0.46%    0.46%    0.47%
Ratio of net invest-
 ment income to
 average net assets .....       1.27%      1.40%       1.55%       1.73%       2.32%    1.72%      1.87%    2.02%    1.21%    1.43%
Portfolio turnover rate           61%        52%         82%         71%         90%      82%        90%      71%      86%      89%

------------

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                                3

GLOBAL PORTFOLIO:

                                                                                                                    AUGUST 27,
                                                               YEAR ENDED DECEMBER 31,                               1987 TO
                                   ------------------------------------------------------------------------------- DECEMBER 31,
                                      1995       1994      1993*      1992      1991      1990      1989     1988      1987
                                   ---------  ---------  ---------  --------  -------   --------  --------  ------   --------
Net asset value, beginning of
 period (a) ......................   $13.87     $13.62     $11.41    $11.64   $  9.76    $ 10.74   $  9.57  $ 8.67   $10.00
                                   ---------  ---------  ---------  --------  -------   --------  --------  ------   --------
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income  ..........     0.26       0.20       0.08      0.14      0.22       0.38      0.17    0.13     0.01
 Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions .     2.32       0.52       3.58     (0.20)     2.74      (1.03)     2.38    0.82    (1.34)
                                   ---------  ---------  ---------  --------  -------   --------  --------  ------   --------
 Total from investment operations      2.58       0.72       3.66     (0.06)     2.96      (0.65)     2.55    0.95    (1.33)
                                   ---------  ---------  ---------  --------  -------   --------  --------  ------   --------
 LESS DISTRIBUTIONS:
 Dividends from net investment
   income ........................    (0.25)     (0.17)     (0.15)    (0.11)    (0.23)     (0.33)    (0.14)  (0.05)      --
 Distributions from realized
   gains .........................    (0.42)     (0.28)     (1.30)    (0.06)    (0.85)        --     (1.24)     --       --
 Distributions in excess of
   realized gains ................    (0.03)     (0.00)     (0.00)       --        --         --        --      --       --
 Tax return of capital
   distributions .................    (0.01)     (0.02)        --        --        --         --        --      --       --
                                   ---------  ---------  ---------  --------  -------   --------  --------  ------   --------
 Total dividends and
   distributions .................    (0.71)     (0.47)     (1.45)    (0.17)    (1.08)     (0.33)    (1.38)  (0.05)      --
                                   ---------  ---------  ---------  --------  -------   --------  --------  ------   --------
Net asset value, end of period  ..   $15.74     $13.87     $13.62    $11.41   $ 11.64    $  9.76   $ 10.74  $ 9.57    $8.67
                                   =========  =========  =========  ========  =======   ========  ========  ======   ========
Total return (c) .................    18.81%      5.23%     32.09%    (0.50)%   30.54%     (6.06)%   26.73%  10.88%  (13.30)%
                                   =========  =========  =========  ========  =======   ========  ========  ======   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  $686,140   $421,698   $141,257   $49,171   $39,487    $24,097   $15,409  $9,212   $6,030
Ratio of expenses to average net
 assets  .........................     0.61%      0.69%      0.84%     0.70%     0.75%      0.75%     0.80%   1.06%    0.40%
Ratio of net investment income to
 average net assets  .............     1.76%      1.41%      0.62%     1.20%     1.94%      3.67%     1.49%   1.30%    0.19%
Portfolio turnover rate ..........       67%        71%       150%      216%      267%       502%      399%    235%      11%

------------

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                                4

AGGRESSIVE STOCK PORTFOLIO:

                                                   YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------
                                       1995        1994          1993*         1992
                                     ---------   ---------     ---------     ---------
Net asset value, beginning of
 period (a) ......................  $    30.63  $    31.89      $  29.81        $33.82
                                    ----------  ------------  ------------  ------------
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income  ..........        0.10        0.04          0.09          0.17
 Net realized and unrealized gain
   (loss) on investments .........        9.54       (1.26)         4.91         (1.25)
                                    ----------  ------------  ------------  ------------
 Total from investment operations         9.64       (1.22)         5.00         (1.08)
                                    ----------  ------------  ------------  ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
   income ........................       (0.10)      (0.04)        (0.09)        (0.18)
 Distributions from realized
   gains .........................       (4.49)         --         (2.75)        (2.75)
 Distributions in excess of
   realized gains ................          --          --         (0.07)           --
 Tax return of capital
   distribution ..................          --       (0.00)        (0.01)           --
                                    ----------  ------------  ------------  ------------
 Total dividends and
   distributions .................       (4.59)      (0.04)        (2.92)        (2.93)
                                    ----------  ------------  ------------  ------------
Net asset value, end of period  ..  $     35.68     $30.63        $31.89        $29.81
                                    ==========  ============  ============  ============
Total return (c) .................       31.63%      (3.81)%       16.77%        (3.16)%
                                    ==========  ============  ============  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)   $2,700,515  $1,832,164    $1,557,332    $1,210,576
Ratio of expenses to average net
 assets  .........................        0.49%       0.49%         0.49%         0.50%
Ratio of net investment income to
 average net assets  .............        0.28%       0.12%         0.28%         0.57%
Portfolio turnover rate ..........         127%         92%           89%           68%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                      JANUARY 27,
                                                 YEAR ENDED DECEMBER 31,                1986 TO
                                   -------------------------------------------------  DECEMBER 31,
                                     1991       1990      1989       1988     1987       1986
                                   --------   --------  -------    -------   -------   --------
Net asset value, beginning of
 period (a) ...................... $  19.37   $  19.90   $ 14.07   $ 14.09   $ 13.35   $10.00
                                   --------   --------   -------   -------   -------   --------
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income  ..........     0.12       0.16      0.23      0.20      0.20     0.12
 Net realized and unrealized gain
   (loss) on investments .........    16.68       1.46      5.87     (0.03)     0.79     3.46
                                   --------   --------   -------   -------   -------   --------
 Total from investment operations     16.80       1.62      6.10      0.17      0.99     3.58
                                   --------   --------   -------   -------   -------   --------
 LESS DISTRIBUTIONS:
 Dividends from net investment
   income ........................    (0.10)     (0.16)    (0.23)    (0.19)    (0.13)   (0.05)
 Distributions from realized
   gains .........................    (2.25)     (1.99)    (0.04)       --     (0.12)   (0.18)
 Distributions in excess of
   realized gains ................       --         --        --        --        --       --
 Tax return of capital
   distribution ..................       --         --        --        --        --       --
                                   --------   --------   -------   -------   -------   --------
 Total dividends and
   distributions .................    (2.35)     (2.15)    (0.27)    (0.19)    (0.25)   (0.23)
                                   --------   --------   -------   -------   -------   --------
Net asset value, end of period  .. $  33.82   $  19.37   $ 19.90   $ 14.07   $ 14.09   $13.35
                                   ========   ========   =======   =======   =======   ========
Total return (c) .................    86.87%      8.16%    43.50%     1.13%     7.30%   35.90%
                                   ========   ========   =======   =======   =======   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  $959,257   $120,960   $99,459   $62,116   $47,776   $8,414
Ratio of expenses to average net
 assets  .........................     0.51%      0.55%     0.55%     0.65%     0.58%    0.78%
Ratio of net investment income to
 average net assets  .............     0.40%      0.78%     1.29%     1.35%     1.19%    0.99%
Portfolio turnover rate ..........      117%        54%       89%       70%      134%      60%

------------

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                                5

HIGH YIELD PORTFOLIO:

                                                                                                                       JANUARY 2,
                                                                     YEAR ENDED DECEMBER 31,                            1987 TO
                                           --------------------------------------------------------------------------- DECEMBER 31,
                                               1995      1994      1993*     1992      1991     1990     1989     1988    1987
                                           ----------  ---------  -------  -------   -------  -------  -------  -------  -------
Net asset value, beginning of period (a)   $   8.91    $ 10.08    $  9.15  $  8.96   $  7.97  $  9.14  $  9.72  $  9.67   $10.00
                                           ----------  ---------  -------  -------   -------  -------  -------  -------  -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income  ..................     0.98       0.89       0.94     0.89      0.89     1.04     1.09     1.00     1.06
 Net realized and unrealized gain (loss)
   on investments ........................     0.73      (1.17)      1.10     0.19      0.99    (1.14)   (0.60)   (0.08)   (0.60)
                                           ----------  ---------  -------  -------   -------  -------  -------  -------  -------
 Total from investment operations  .......     1.71      (0.28)      2.04     1.08      1.88    (0.10)    0.49     0.92     0.46
                                           ----------  ---------  -------  -------   -------  -------  -------  -------  -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  ...    (0.94)     (0.88)     (0.92)   (0.89)    (0.89)   (1.07)   (1.07)   (0.87)   (0.79)
 Dividends in excess of net investment
   income ................................    (0.04)     (0.01)        --       --        --       --       --       --       --
 Distributions from realized gains  ......       --         --      (0.19)      --        --       --       --       --       --
                                           ----------  ---------  -------  -------   -------  -------  -------  -------  -------
 Total dividends and distributions  ......    (0.98)     (0.89)     (1.11)   (0.89)    (0.89)   (1.07)   (1.07)   (0.87)   (0.79)
                                           ----------  ---------  -------  -------   -------  -------  -------  -------  -------
Net asset value, end of period ........... $   9.64     $ 8.91     $10.08   $ 9.15   $  8.96  $  7.97  $  9.14  $  9.72   $ 9.67
                                           ==========  =========  =======  =======   =======  =======  =======  =======  =======
Total return (c) .........................    19.92%     (2.79)%    23.15%   12.31%    24.46%   (1.10) %  5.14%    9.73%    4.68%
                                           ==========  =========  =======  =======   =======  =======  =======  =======  =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  ....... $118,129    $73,895    $67,169  $47,687   $45,066  $36,569  $41,280  $34,810   $10,687
Ratio of expenses to average net assets  .     0.60%      0.61%      0.63%    0.60%     0.61%    0.62%    0.62%    0.73%    0.98%
Ratio of net investment income to average
 net assets  .............................    10.34%      9.23%      9.52%    9.58%    10.31%   12.04%   11.22%   10.05%   10.62%
Portfolio turnover rate ..................      350%       248%       280%     177%      187%      53%     116%     209%     235%


MONEY MARKET PORTFOLIO:

                                                                      YEAR ENDED DECEMBER 31,
                                 --------------------------------------------------------------------------------------------------
                                   1995      1994     1993*     1992      1991       1990     1989       1988      1987     1986
                                 -------- --------- --------- --------- ---------  -------- --------- --------- ---------  --------
Net asset value, beginning
 of year(a) ....................   $10.14   $10.12    $10.11    $10.13    $10.17    $10.14    $10.13    $10.09    $10.02    $10.00
                                 -------- --------- --------- --------- ---------  -------- --------- --------- ---------  --------
 INCOME FROM INVESTMENT
  OPERATIONS:                                                               0.61      0.81      0.89      0.73      0.64      0.67
 Net investment income .........     0.57     0.41      0.30      0.37
 Net realized and
  unrealized gain (loss)                                                      --      0.01      0.01     (0.01)     0.01     (0.01)
  on investments ...............       --       --        --     (0.01)   $10.17    $10.14    $10.13    $10.09    $10.02    $10.01
                                 -------- --------- --------- --------- ---------  -------- --------- --------- ---------  --------
 Total from investment
  operations ...................     0.57     0.41      0.30      0.36      0.61      0.82      0.90      0.72      0.65      0.66
                                 -------- --------- --------- --------- ---------  -------- --------- --------- ---------  --------
 LESS DIVIDENDS:
 Dividends from net
  investment income ............    (0.55)   (0.39)    (0.29)    (0.38)    (0.65)    (0.79)    (0.89)    (0.68)    (0.58)    (0.65)
                                 -------- --------- --------- --------- ---------  -------- --------- --------- ---------  --------
 Total dividends ...............    (0.55)   (0.39)    (0.29)    (0.38)    (0.65)    (0.79)    (0.89)    (0.68)    (0.58)    (0.65)
                                 -------- --------- --------- --------- ---------  -------- --------- --------- ---------  --------
Net asset value, end of year       $10.16   $10.14    $10.12    $10.11    $10.13    $10.17    $10.14    $10.13    $10.09    $10.02
                                 ======== ========= ========= ========= =========  ======== ========= ========= =========  ========
Total return (c) ...............     5.74%    4.02%     3.00%     3.57%     6.20%     8.22%     9.18%     7.32%     6.63%     6.60%
                                 ======== ========= ========= ========= =========  ======== ========= ========= =========  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)  $386,691 $325,391  $248,460  $268,584  $302,395  $359,426  $289,338  $234,378  $154,606   $91,743
Ratio of expenses to average
 net assets ....................    0.44%     0.42%     0.42%     0.43%     0.43%     0.44%     0.44%     0.48%     0.46%     0.46%
Ratio of net investment
 income to average net
 assets ........................    5.53%     4.01%     2.91%     3.63%     5.96%     7.85%     8.70%     7.14%     6.29%     6.45%

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Footnotes appear on page 7.

                                6




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------------

FOOTNOTES TO FINANCIAL HIGHLIGHTS

   * Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

   (a) Date as of which funds were first allocated to the Portfolios are as follows:
       Common Stock Portfolio --June 16, 1975
       Money Market Portfolio --July 13, 1981
       Aggressive Stock Portfolio --January 27, 1986
       High Yield Portfolio --January 2, 1987
       Global Portfolio --August 27, 1987
       Growth Investors Portfolio --October 2, 1989

   (b) Net investment income and capital changes per share are based upon monthly average shares outstanding.

   (c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

THE TRUST

The Trust is an open-end management investment company under the Investment Company Act of 1940 (Investment Company Act). As a "series" type of mutual fund, the Trust issues shares of beneficial interest currently divided among thirteen Portfolios, including the Aggressive Stock, Common Stock, Growth Investors, Global, High Yield and Money Market Portfolios. Each Portfolio is a separate diversified series of the Trust. The Trust's assets and liabilities are divided among these Portfolios. Additional Portfolios may be established. Originally organized as a Maryland corporation which commenced operations on March 22, 1985, the Trust was formed as a Massachusetts business trust on July 10, 1987.

The Trust's shares are sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the Contracts) issued by The Equitable Life Assurance Society of the United States (Equitable), Equitable Variable Life Insurance Company (Equitable Variable), an affiliate of Equitable, and certain insurance companies unaffiliated with Equitable or Equitable Variable. As of March 31, 1996, only Class IA shares were outstanding and Equitable and Equitable Variable were the record owners of approximately 99.6% of those shares. Consequently, Equitable and Equitable Variable may be deemed to control the Trust.

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares are offered pursuant to another prospectus at net asset value and are not subject to fees imposed pursuant to a distribution plan. Class IA shares of the Trust are sold to insurance company separate accounts of companies that are not affiliated with each other. Class IB shares are offered pursuant to this prospectus at net asset value and are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act. Class IB shares of the Trust are sold to an insurance company separate account of Equitable. Inquiries regarding Class IA shares should be addressed to Equitable, Income Management Group, at 200 Plaza Drive, Secaucus, NJ 07096 (tel. no. 1-800-789-7771).

The two classes of shares are offered under the Trust's multiple class distribution system approved by the Trust's Board of Trustees on June 7, 1996, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

The Trust does not currently foresee any disadvantages to policy owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other; however, it is theoretically possible that the interests of owners of various policies participating in the Trust through their separate accounts might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices.

INVESTMENT OBJECTIVES AND POLICIES

FUNDAMENTAL INVESTMENT OBJECTIVES

The following investment objectives of each Portfolio are fundamental and, unless permitted by law, will not be changed without a vote of the holders of the majority of the voting securities of that Portfolio. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

  o The Aggressive Stock Portfolio's fundamental investment objective is to achieve long-term growth of capital. The Aggressive Stock Portfolio will pursue this objective by investing primarily in common stocks and other equity-type securities issued by quality small and intermediate sized companies with strong growth prospects and in covered options on those securities.

  o The Common Stock Portfolio's fundamental investment objective is to achieve long-term growth of its capital and increase income. It will pursue this objective by investing primarily in common stock and other equity-type instruments.

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

  o The Growth Investors Portfolio's fundamental investment objective is to achieve the highest total return consistent with the investment adviser's determination of reasonable risk. It will pursue this objective by investing in a diversified mix of publicly traded equity and fixed income securities, including at times common stocks issued by intermediate and small-sized companies and at times fixed income securities that are medium and lower quality debt securities known as "junk bonds."

  o The Global Portfolio's fundamental investment objective is to achieve long-term growth of capital. The Global Portfolio will pursue this objective by investing primarily in equity securities of non-United States companies as well as United States issuers.

  o The High Yield Portfolio's fundamental investment objective is to achieve high return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The High Yield Portfolio will pursue this objective by investing primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities. The medium and lower quality debt securities in which the Portfolio may invest are known as "junk bonds.'

  o The Money Market Portfolio's fundamental investment objective is to obtain a high level of current income, preserve its assets and maintain liquidity. The Money Market Portfolio will pursue this objective by investing in primarily high quality U.S. dollar denominated money market instruments.

INVESTMENT POLICIES

The following investment policies and restrictions, unless otherwise noted, are not fundamental policies of the Portfolios. They may be changed by the Board of Trustees without a shareholder vote, except as otherwise stated in this Prospectus or in the Trust's SAI.

AGGRESSIVE STOCK PORTFOLIO

The Aggressive Stock Portfolio attempts to achieve its objective by investing primarily in common stocks and other equity-type securities issued by intermediate and small-sized companies with favorable growth prospects.

The Aggressive Stock Portfolio may also invest a portion of its assets in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.

If, in light of economic conditions, it appears that the Aggressive Stock Portfolio's objective will not be achieved primarily through investments in common stocks, the Portfolio may also invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and protective options. Under certain market conditions, the Aggressive Stock Portfolio may also invest in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents for liquidity or defensive purposes, including money market instruments rated at least Prime-1 by Moody's or A-1 by S&P. The Aggressive Stock Portfolio may invest no more than 20% of its total assets in foreign securities. See "Investment Techniques--Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Aggressive Stock Portfolio may write covered call options and may purchase call and put options on individual equity securities, securities indexes and foreign currencies. The Aggressive Stock Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques--Futures" and "Risk Factors in Options and Futures," below.

Risk Factors. More risk is associated with investment in intermediate and small-sized companies, because they are often dependent on only one or two products. They are more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.

COMMON STOCK PORTFOLIO

The Common Stock Portfolio attempts to achieve its investment objective by investing primarily in common stocks and other equity-type securities that the Trust's investment adviser believes will share in the growth of the nation's economy over a long period.

Most of the time, the Common Stock Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities (such as preferred stocks or convertible debt instruments). Current income is an incidental consideration. The Common Stock Portfolio generally will not invest more than 20% of its total assets in foreign securities. See "Investment Techniques--Foreign Securities and Currencies," below.

If, in light of economic conditions and the general level of common stock prices, it appears that the Portfolio's investment objective will not be met by using all its assets to buy equities, the Common Stock Portfolio may also use part of its assets to make nonequity investments. These could include buying securities such as nonparticipating and nonconvertible preferred stocks and certain fixed income securities. Fixed income securities will include investment grade bonds and debentures and money market instruments, as well as securities that have a high current yield because they are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques--Fixed Income Securities" and "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1995, less than 1% of the average assets of the Portfolio were invested in higher yielding securities.

The Common Stock Portfolio may make temporary investments in money market instruments of the same type and credit quality in which the Money Market Portfolio may invest. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Common Stock Portfolio may write covered call and put options and may buy call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.

GROWTH INVESTORS PORTFOLIO

The Growth Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to a number of different asset classes. The Portfolio pursues an asset allocation strategy designed to meet the "investor profile" of the "growth investor." The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

The Trust's investment adviser has established an asset allocation committee (the Committee), all the members of which are employees of the investment adviser, which is responsible for setting and continually reviewing the asset mix ranges of the Portfolio. The Committee meets at least twice each month. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for the Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the "growth investor" profile.

When the Committee establishes a new allocation range for the Portfolio, it also prescribes the length of time during which the Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolio looks first to available cash flow. If cash flow proves insufficient to achieve the desired asset mix, the Portfolio will sell securities and reinvest the proceeds in the appropriate asset class.

Equity investments will include common stocks that are listed on national securities exchanges as well as those that are traded over-the-counter and also equity-type securities, which may include preferred stock and convertible securities, and include securities issued by intermediate and small-sized companies with favorable growth prospects. More risk is associated with investment in intermediate and small-sized companies because they are often dependent on only one or two products. They are more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.

Fixed income investments will include investment grade fixed income securities (including cash and money market instruments) as well as securities that have a high current yield and that are either rated in the lower categories by nationally recognized statistical rating organizations NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques--Fixed Income Securities"; and "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1995, approximately 31.18% of the Portfolio was invested in fixed income securities, all rated AAA or its equivalent.

The Portfolio will at all times hold at least 40% of its assets in publicly traded common stocks and other equity securities of the type purchased by the Common Stock Portfolio (the Equity Core). The Portfolio is generally expected to hold approximately 70% of its assets in equity securities (including the Equity Core) and 30% in fixed income securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. No more than 30% of the Portfolio's assets will be invested in securities of non-United States issuers. See "Investment Techniques--Foreign Securities and Currencies," below.

The Portfolio is permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. The Portfolio may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts. See "Investment Techniques--Forward Foreign Currency Exchange Contracts," below. The Portfolio may make loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below.

Risk Factors. In addition to the risk factors associated with certain types of securities in which the Portfolio may invest, and in addition to the risk of loss inherent in any securities ownership, there is associated with this Portfolio the risk that the investment adviser will not accurately assess and respond to changing market conditions. While the investment adviser has established the Committee to help it anticipate and respond positively to changes in market conditions, there can be no assurance that this goal will be achieved. Furthermore, there may be additional operating expenses for this Portfolio during periods of frequently changing asset mix ranges.

GLOBAL PORTFOLIO

The Global Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in established non-United States companies with prospects for growth, as well as in securities issued by United States companies. These non-United States companies may have operations in the United States, in their country of incorporation or in other countries. The Global Portfolio intends to diversify investments among several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States). For temporary or defensive purposes, the Global Portfolio may at times invest substantially all of its assets in securities issued by United States companies or in cash or cash equivalents, including money market instruments issued by foreign entities.

The Global Portfolio may invest in any type of security including, but not limited to, shares, preferred or common (including shares of mutual funds which invest in foreign securities), bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Global Portfolio, in view of its investment objective, intends under normal conditions to maintain a portfolio consisting primarily of a diversified list of equity securities. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Global Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Global Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques--Options," "Investment Techniques--Forward Foreign Currency Exchange Contracts," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.

Risk Factors. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques--Foreign Securities and Currencies," below.

HIGH YIELD PORTFOLIO

The High Yield Portfolio attempts to achieve its objective by investing primarily in a diversified mix of high yield, fixed income securities potentially involving greater volatility of price and risk of principal and income than high quality fixed income securities.

Ordinarily, the Portfolio will invest a portion of its funds in fixed income securities which have a high current yield and that are either rated in the lower categories of NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated. The Portfolio may also make temporary investments in money market instruments of the same type as the Money Market Portfolio. The Portfolio will not invest more than 10% of its total assets in
(i) fixed income securities which are rated lower than B3 or B-or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the investment adviser, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B-or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the investment adviser; however, this restriction will not apply to (i) fixed income securities which, in the opinion of the investment adviser, have similar characteristics to securities which are rated B3 or higher by Moody's or B-or higher by S&P, or (ii) money market instruments of any entity that has an unsecured issue of outstanding debt which, in the opinion of the investment adviser, has similar characteristics to securities which are so rated. See Appendix A, "Description of Bond Ratings," for a description of each rating category. In the event that any securities held by the High Yield Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the investment adviser, such investment is considered appropriate under the circumstances.

For the fiscal year ended December 31, 1995, the approximate percentages of the Portfolio's average assets invested in securities of each rating category, determined on a dollar weighted basis, were as follows: 6.2% in securities rated AAA or its equivalent, 25.2% in securities rated BB or its equivalent and 65.5% in securities rated B or its equivalent. Of these securities, 98.4% were rated by an NRSRO and 1.6% were unrated. All of the unrated securities were considered by the investment adviser to be of comparable quality to the Portfolio's investments rated by an NRSRO.

The Portfolio may also invest in fixed income securities which are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities. Smaller amounts may also be invested in common stocks and other equity-type securities (such as convertible debt securities). See "Investment Techniques--Fixed Income Securities" and "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below.

The High Yield Portfolio will be managed to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing. The Portfolio will use various strategies in attempting to achieve its objective. The Portfolio may make secured loans of its portfolio securities without limitation. See "Investment Techniques--Securities Lending," below. In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write covered call and put options and may purchase call and put options on individual fixed income securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques--Futures," and "Risk Factors in Options and Futures," below.

MONEY MARKET PORTFOLIO

The Money Market Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The instruments in which the Portfolio invests include: (1) marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities (collectively, the U.S. Government); (2) certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by
(a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation (FDIC) in the case of banks, or insured by the FDIC, in the case of savings and loan associations or (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or long term debt rated at least AA by S&P or Aa by Moody's; (3) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies; (4) mortgage-backed securities and asset-backed securities; (5) corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; (6) floating rate or master demand notes; and (7) repurchase agreements covering securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (see "Investment Techniques--Repurchase Agreements," below). Time deposits with maturities greater than seven days are considered to be illiquid securities.

Investments by the Money Market Portfolio are limited to those which present minimal credit risk. If a security held by the Money Market Portfolio is no longer deemed to present minimal credit risk, the Money Market Portfolio will dispose of the security as soon as practicable unless the Trustees determine that such action would not be in the best interest of the Portfolio. Purchases of securities that are unrated must be ratified by the Trustees of the Trust. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, its agencies, and instrumentalities which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Money Market Portfolio may invest up to 20% of its total assets in U.S. dollar-denominated foreign money market instruments. See "Investment Techniques--Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below.

INVESTMENT TECHNIQUES

The Portfolios have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. All of the Portfolios may make investments in repurchase agreements, and all of the Portfolios may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolios, other than the Money Market Portfolio, may write (i.e., sell) covered put and call options and buy put and call options on securities and securities indexes. The Portfolios, other than the Money Market Portfolio, may also write covered put and call options and buy put and call options on foreign currencies. The Aggressive Stock, Common Stock, Growth Investors, Global and High Yield Portfolios may use exchange-traded financial futures contracts, and options thereon. A brief description of certain of these investment instruments and their risks appears below. More detailed information is to be found in the SAI.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Portfolios may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions and other lenders that are assembled into pools, that are (i) issued by an agency of the U.S. Government (such as GNMA) whose securities are guaranteed by the U.S. Treasury, (ii) issued by an instrumentality of the U.S. Government (such as FNMA) whose securities are supported by the instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, though not backed by the full faith and credit of the U.S. Government itself, or (iii) collateralized by U.S. Treasury obligations or U.S. Government agency securities. Interests in such pools are described in this prospectus as mortgage-backed securities. The Portfolios may invest in (i) mortgage-backed securities, including GNMA, FNMA and FHLMC certificates, (ii) CMOs that are issued by non-governmental entities and collateralized by U.S. Treasury obligations or by U.S. Government agency or instrumentality securities, (iii) REMICs and (iv) other asset-backed securities. Other asset-backed securities (unrelated to mortgage loans) may include securities such as certificates for automobile receivables (CARS) and credit card receivable securities (CARDS) as well as other asset-backed securities that may be developed in the future.

The rate of return on mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates and CMOs, and, to a lesser extent, asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular mortgage pool or pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities and, to a lesser extent, asset-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages or pool of loans or receivables.

The fixed rate mortgage-backed and asset-backed securities in which the Money Market Portfolio invests will have remaining maturities of less than one year. The Portfolios may also invest in floating or variable rate mortgage-backed and asset-backed securities on the same terms as they may invest in floating or variable rate notes, described below under "Certain Money Market Instruments."

CERTAIN MONEY MARKET INSTRUMENTS

All of the Portfolios may utilize money market instruments, including certificates of deposit, time deposits, bankers' acceptances, bank notes and other short-term debt obligations issued by commercial banks and certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations (S&Ls). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions.

The Portfolios may also use commercial paper, meaning short-term, unsecured promissory notes issued by corporations to finance their short-term credit needs. In addition, the Portfolios may invest in variable or floating rate notes. Variable and floating rate notes provide for automatic establishment of a new interest rate at fixed periodic intervals (e.g., daily, monthly) or whenever some specified interest rate changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to some other objective measure such as the U.S. Treasury bill rate. Many floating rate notes have put or demand features which allow the holder to put the note back to the issuer or the broker who sold it at certain specified times and upon notice. Floating rate notes without such a put or demand feature, or in which the notice period is greater than seven days, may be considered illiquid securities.

FIXED INCOME SECURITIES

Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers (such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, mortgage-backed securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participation based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

RISK FACTORS OF LOWER RATED FIXED INCOME SECURITIES

Fixed income investments that have a high current yield and that are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in medium and lower quality bonds involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the investment adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the investment adviser to value accurately certain portfolio securities. Further, as with many corporate bonds (including investment grade issues), there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market, and the relevant Portfolio would then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio. Prepayment of mortgages underlying mortgage-backed securities, even though these securities will generally be rated in the higher categories of NRSROs, may reduce their current yield and total return. However, the Trust's investment adviser intends to invest in these securities only when the potential benefits to a Portfolio are deemed to outweigh the risks.

REPURCHASE AGREEMENTS

In repurchase agreements, a Portfolio buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a future date. During the term of the repurchase agreement, the Portfolio's custodian retains the securities subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the securities subject to the agreement and requires the seller to deposit with the Portfolio's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The creditworthiness of sellers is determined by the investment adviser, subject to direction of and review by the Board of Trustees. Such transactions afford an opportunity for the Portfolio to earn a fixed rate of return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement if as a result more than 15% of the Portfolio's net assets would be invested in "illiquid securities" (except that the limitation is 10% for the Money Market Portfolio).

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase and sell securities on a when-issued or delayed delivery basis. Forward commitments and when-issued or delayed delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the market value of such securities may be more or less than the purchase price payable at settlement. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction. When a Portfolio engages in forward commitments or when-issued or delayed delivery transactions, the Portfolio relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date. The Portfolio's custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the custodian will likewise segregate securities sold under a forward commitment or on a delayed delivery basis. A Portfolio will sell on a forward settlement basis only securities it owns or has the right to acquire.

OPTIONS

The Portfolios, other than the Money Market Portfolio, may write (sell) covered put and call options and buy put and call options, including options relating to individual securities and securities indexes. The Portfolios, other than the Money Market Portfolio, may also write covered put and call options and buy put and call options on foreign currencies.

A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option on a security will be considered covered, for example, if the Portfolio holds the security upon which the option is written. The Portfolios may write call options on securities or securities indexes for the purpose of increasing their return or to provide a partial hedge against a decline in the value of their portfolio securities or both. The Portfolios may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the option is exercised, the Portfolio will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received. Each of the Portfolios noted above may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Portfolio wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Portfolio may be able to offset the resulting adverse effect on the Portfolio by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Portfolio. See "Risk Factors in Options and Futures," below.

Options purchased or written by the Portfolios may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options, and the securities used as "cover" for such options, may be considered illiquid securities.

In instances in which a Portfolio has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid securities only the amount equal to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

The Portfolios, except the Money Market Portfolio, may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

FUTURES

The Growth Investors, Global and High Yield Portfolios may each purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of their assets or assets they intend to acquire. In addition, each Portfolio listed above as well as the Common Stock and Aggressive Stock Portfolios may purchase and sell stock index futures contracts and related options to hedge the equity portion of its assets or equity assets it intends to acquire with regard to market risk as distinguished from stock-specific risk. As described below under "Foreign Securities and Currencies," the Global, Growth Investors, Common Stock, Aggressive Stock and High Yield Portfolios may each enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (CFTC). All of the Portfolios, except the Money Market Portfolio, may enter into futures contracts and buy and sell related options without limitation, except as noted below. Pursuant to regulations of the CFTC which provide an exemption from registration as a commodity pool operator, a Portfolio will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if for other purposes, the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Portfolio's liquidation value. When a Portfolio purchases or sells a futures contract or writes a put or call option on a futures contract, the Portfolio will segregate with its custodian cash or cash equivalents (less any related margin deposits) equal to the cost of the futures contract it intends to sell or purchase to insure that such futures positions are not leveraged, or may otherwise cover such positions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

All the Portfolios, except the Money Market Portfolio, may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract.

Generally, such forward contracts will be for a period of less than three months. The Portfolios will enter into forward contracts for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. Forward contracts are traded in the inter-bank market, and not on organized commodities or securities exchanges.

RISK FACTORS IN OPTIONS AND FUTURES

To the extent a hedging transaction is effective, it will protect the value of the securities or currencies which are hedged but may reduce or eliminate the potential for gain. The effectiveness of a hedge depends, among other things, on the correlation between the price movements of the hedging vehicle and the hedged items, but these correlations generally are imperfect. A hedging transaction may produce a loss as a result of such imperfect correlations or for other reasons. The risks of trading futures contracts also include the risks of inability to effect closing transactions or to do so at favorable prices; consequently, losses from investing in futures contracts are potentially unlimited. The risks of option trading include possible loss of the entire premium on purchased options and inability to effect closing transactions at favorable prices. The extent to which a Portfolio can benefit from investments involving options and futures contracts may also be limited by various tax rules. Favorable results from options and futures transactions may depend on the investment adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

FOREIGN SECURITIES AND CURRENCIES

All of the Portfolios may invest in foreign securities. Investments in foreign securities may involve a higher degree of risk because of limited publicly available information, non-uniform accounting, auditing and financial standards, reduced levels of government regulation of foreign securities markets, difficulties and delays in transaction settlements, lower liquidity and greater volatility, withholding or confiscatory taxes, changes in currency exchange rates, currency exchange control regulations and restrictions on and the costs associated with the exchange of currencies and expropriation, nationalization or other adverse political or economic developments. It may also be more difficult to obtain and enforce a judgment against a foreign issuer or enterprise and there may be difficulties in effecting the repatriation of capital invested abroad. In addition, banking, securities and other business operations abroad may not be subject to regulation as rigorous as that applicable to similar activities in the United States. Further, there may be restrictions on foreign investment in some countries. Special tax considerations apply to foreign securities, and foreign brokerage commissions and other fees are generally higher than in the United States.

The Portfolios may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

SECURITIES LENDING

For purposes of realizing additional income, each Portfolio may lend securities with a value of up to 50% of its total assets to broker-dealers approved by the Board of Trustees. In addition, the High Yield Portfolio may make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the investment adviser to be of good standing and will not be made unless, in the judgment of the investment adviser, the consideration to be earned from such loans would justify the risk.

CERTAIN INVESTMENT RESTRICTIONS

The following restrictions apply to all of the Portfolios, unless otherwise stated, and are fundamental. Unless permitted by law, they will not be changed for any Portfolio without a vote of that Portfolio's shareholders. Additional investment restrictions appear in the SAI.

None of the Portfolios will make loans, except that this restriction shall not apply to secured loans of portfolio securities by each of the Portfolios. Each Portfolio, other than the High Yield Portfolio, may make loans of portfolio securities not exceeding 50% of the value of that Portfolio's total assets. This restriction does not prevent a Portfolio from purchasing debt obligations in which a Portfolio may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper or publicly traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans. The High Yield Portfolio may make secured loans of portfolio securities or cash without limitation.

Each Portfolio, except as noted below, elects not to "concentrate" investments in an industry, as that concept is defined under applicable federal securities laws. In general, this means that no Portfolio will make an investment in an industry if that investment would make the Portfolio's holding in that industry exceed 25% of the Portfolio's total assets. However, this restriction does not apply to investments by the Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. Furthermore, the United States Government, its agencies and instrumentalities are not considered members of any industry for purposes of this restriction.

Each Portfolio intends to be "diversified," as that term is defined under applicable Federal securities laws. In general, this means that no Portfolio will make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For the purposes of this restriction, "other securities" are limited for any one issuer to not more than 5% of the value of the Portfolio's total assets and to not more than 10% of the issuer's outstanding voting securities.

As a matter of operating policy, except as noted below, the Money Market Portfolio will invest no more than 5% of the value of its total assets, at the time of acquisition, in the securities of any one issuer, other than obligations of the U.S. Government, its agencies and instrumentalities. However, the Money Market Portfolio may invest up to 25% of the value of its total assets in First Tier Securities (as defined in Rule 2a-7 under the Investment Company Act of 1940) of a single issuer for a period of up to three business days after the purchase of such securities. The Money Market Portfolio will also not (i) invest more than 5% of the value of its total assets, at time of acquisition, in Second Tier Securities (as defined in Rule 2a-7 under the Investment Company Act of 1940) or (ii) invest more than the greater of 1% of the value of the Portfolio's total assets or $1,000,000, at the time of acquisition, in Second Tier Securities of a single issuer.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Board of Trustees is responsible for the management of the business and affairs of the Trust as provided in the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust and By-laws.

THE INVESTMENT ADVISER

Alliance Capital Management L.P. (Alliance), the main office of which is located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Trust pursuant to an investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.

Alliance is an investment adviser registered under the Investment Advisers Act of 1940 (Advisers Act). Alliance, a leading international investment adviser, acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides investment advisory and management services to other investment companies and to endow-ment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance manages the day-to-day investment operations of the Trust and exercises responsibility for the investment and reinvestment of the Trust's assets. Alliance provides, without charge, personnel to the Trust to render such clerical, accounting, administrative and other services, other than investor services, as the Trust may request.

The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:

                                DAILY AVERAGE NET ASSETS
                    ----------------------------------------------
                       FIRST $350      NEXT $400       OVER $750
                        MILLION         MILLION         MILLION
                    --------------  --------------  --------------
 Aggressive Stock         .500%           .475%           .450%
 Common Stock .....       .400%           .375%           .350%
 Growth Investors         .550%           .525%           .500%
 Global ...........       .550%           .525%           .500%
 High Yield .......       .550%           .525%           .500%
 Money Market .....       .400%           .375%           .350%


THE PORTFOLIO MANAGERS

AGGRESSIVE STOCK PORTFOLIO

Alden M. Stewart and Randall E. Haase have been the persons principally responsible for the Aggressive Stock Portfolio's investment program since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970.* Mr. Haase, a Vice President of Alliance, has been associated with Alliance since 1988.*

COMMON STOCK PORTFOLIO

Tyler J. Smith has been the person principally responsible for the Common Stock Portfolio's investment program since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.*

GROWTH INVESTORS PORTFOLIO

Robert G. Heisterberg is the person principally responsible for the Growth Investors Portfolio's investment program as of February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

GLOBAL PORTFOLIO

Ronald Simcoe has been the person principally responsible for the Global Portfolio's investment program since 1988. Mr. Simcoe, a Vice President of Alliance, has been associated with Alliance since 1977.*

HIGH YIELD PORTFOLIO

Wayne C. Tappe has been the person principally responsible for the High Yield Portfolio's investment program since 1995. Mr. Tappe, a Vice President of Alliance, has been associated with Alliance since 1987.*

----------
   * Prior to July 22, 1993, with Equitable Capital Management Corporation (Equitable Capital). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

MONEY MARKET PORTFOLIO

Raymond J. Papera has been the person principally responsible for the Money Market Portfolio's investment program since 1990. Mr. Papera, a Vice President of Alliance, has been associated with Alliance since 1990.*

THE TRUST'S EXPENSES

The Trust's investment adviser pays all of the Trust's operating expenses not specifically assumed by the Trust. In addition to the investment advisory fee and brokers' commissions, transfer taxes and other fees relating to purchases, loans and sales of investments, a number of expenses are paid directly by the Trust. The Trust pays Trustees' fees and expenses; the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing of annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and SAIs, all to the extent they are sent to existing Contract owners; the costs of printing of registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; SEC filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable acquired Donaldson, Lufkin & Jenrette, Inc.
(DLJ). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. The Investment Company Act generally prohibits the Trust from engaging in securities transactions with DLJ or its affiliates, as principal, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the Investment Company Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commissions it pays to DLJ or its affiliates do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by an SEC rule, in a public offering in which DLJ or an affiliate is an underwriter.

DESCRIPTION OF THE TRUST'S SHARES

CHARACTERISTICS

The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest, without par value. The Trust is divided into thirteen portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional Portfolios and additional classes of shares. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio shall vote together on any matter, except to the extent otherwise required by the Investment Company Act, or when the Board of Trustees of the Trust have determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall

---------
   * Prior to July 22, 1993, with Equitable Capital Management Corporation (Equitable Capital). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the the Investment Company Act, or any successor rule, and in the Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its "Class Expenses;" (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (6) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments to the Distributor pursuant to the Distribution Plan for Class IB shares.

PURCHASE AND REDEMPTION

Class IB shares are offered at net asset value and are subject to distribution fees under the Distribution Plan. The price at which a purchase is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of shares of that Portfolio outstanding. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Values are not calculated on national business holidays.

The Trust has a distribution agreement for its Class IB shares with Equitable Distributors, Inc. (the "Distributor"), a Delaware corporation and an indirect, wholly-owned subsidiary of The Equitable Life Assurance Society of the United States located at 787 Seventh Avenue, New York, New York 10019.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act for the Class IB shares of the Trust. Pursuant to the Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the distribution agreement payments to the Distributor for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under the terms of the Distribution Plan and the distribution agreement, each Portfolio is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

All shares may be redeemed in accordance with the Trust's Declaration of Trust and By-Laws. Class IB shares will be redeemed at their net asset value. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted. All redemption requests will be processed and payment with respect thereto will be made within seven days after tenders.

The Trust may also suspend redemption, if permitted by the Investment Company Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

HOW ASSETS ARE VALUED

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows, as further described in the SAI:

   o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

   o Foreign securities not traded directly, or in American Depositary Receipt or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks.

   o Short-term debt securities in the Portfolios other than the Money Market Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall qualify each year and elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). As a regulated investment company, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company which is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio.

In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Internal Revenue Code, because the Trust funds certain types of Contracts, each Portfolio is also subject to the investment diversification requirements of Subchapter L of the Internal Revenue Code. Were any Portfolio to fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the investment adviser.

Certain additional tax information appears in the SAI.

For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those products.

INVESTMENT PERFORMANCE

Each Portfolio may illustrate in advertisements or sales materials its average annual total return, which is the rate of growth of the Portfolio that would be necessary to achieve the ending value of an investment kept in the Portfolio for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Portfolio are reinvested in shares of the Portfolio at net asset value, and (2) all recurring fees are included for applicable periods.

Each Portfolio may also illustrate in advertisements or sales materials its cumulative total return for several time periods throughout the Portfolio's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Portfolio will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

The Money Market Portfolio may illustrate in advertisements or sales materials its yield and effective yield. The Portfolio's yield refers to income generated by an investment in the Portfolio over a 7-day period, expressed as an annual percentage rate. The Money Market Portfolio's effective yield is calculated similarly but assumes that income earned from the investment is reinvested. The Portfolio's effective yield will be slightly higher than its yield because of the compounding effect of this assumed reinvestment.

The High Yield Portfolio may illustrate in advertisements or sales materials its yield based on a recent 30-day period, which reflects the income per share earned by that Portfolio's investments. The yield is calculated by dividing that Portfolio's net investment income per share during that period by the net asset value on the last day of that period and annualizing the result.

These performance figures are based on historical earnings and are not intended to indicate future performance. Nor do they reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.

                                  APPENDIX A

DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

S&P's ratings are as follows:

   o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   o Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

   o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

   o The rating C1 is reserved for income bonds on which no interest is being paid.

   o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

   o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

   o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

   o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

   o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

                            THE HUDSON RIVER TRUST

            1345 Avenue of the Americas --New York, New York 10105

                     STATEMENT OF ADDITIONAL INFORMATION

                               OCTOBER 1, 1996

This Statement of Additional Information is not a prospectus. It should be read in conjunction with The Hudson River Trust (Trust) Prospectus dated
October 1, 1996 relating to Class IB shares and retained for future reference. This Statement of Additional Information relates to the Trust's Class IB shares. A separate Statement of Additional Information relates to the Trust's Class IA shares.

A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing the Trust at the above address.

                              TABLE OF CONTENTS

                                                                          PAGE
                                                                       --------
General Information and History ........................................ 2
Investment Restrictions of the Portfolios .............................. 4
Description of Certain Securities in Which the Portfolios May Invest  .. 6
Management of the Trust ................................................ 21
Investment Advisory and Other Services ................................. 26
Brokerage Allocation ................................................... 28
Trust Expenses and Other Charges ....................................... 30
Purchase and Pricing of Securities ..................................... 30
Certain Tax Considerations ............................................. 32
Portfolio Performance .................................................. 33
Other Services ......................................................... 36
Financial Statements ................................................... 37
Appendix A--Description of Commercial Paper Ratings .................... A-1

-----------------------------------------------------------------------------

HRT-SAI (9/96)              Copyright 1996. The Hudson River Trust. All rights
reserved.                                                    Catalog No.126491

GENERAL INFORMATION AND HISTORY

THE TRUST

The Hudson River Trust is an open-end management investment company--a type of company commonly known as a "mutual fund." It is registered as such under the Investment Company Act of 1940, as amended (Investment Company Act). Originally organized as a Maryland corporation, the Trust's operations commenced on March 22, 1985. On July 10, 1987, the Trust was formed as a Massachusetts business trust. The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares are offered pursuant to another prospectus at net asset value and are not subject to fees imposed pursuant to a distribution plan. Class IA shares are sold to insurance company separate accounts of companies that are not affiliated with each other. Class IB shares are offered pursuant to this prospectus at net asset value and are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act. Prior to October 1, 1996, the Trust offered only those shares that are now designated as Class IA shares.

The two classes of shares are offered under the Trust's multiple class distribution system approved by the Trust's Board of Trustees on June 7, 1996 and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

The Trust continuously offers its shares exclusively to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, Contracts). Class IB shares are sold only to an insurance company separate account of The Equitable Life Assurance Society of the United States (Equitable). Currently, the Trust's shareholders of Class IA shares are separate accounts of Equitable, separate accounts of Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of Equitable, a separate account of Integrity Life Insurance Company, a separate account of American Franklin Life Insurance Company, a separate account of Transamerica Occidental Life Insurance Company and a separate account of SAFECO Life Insurance Company, all of which are insurance companies unaffiliated with Equitable. The Trust may offer its shares to separate accounts of other insurance companies, both affiliated and not affiliated with Equitable. As of March 31, 1996, Equitable and Equitable Variable owned approximately 99.6% of the Trust's outstanding Class IA shares and, as a result, may be deemed to be control persons with respect to the Trust.

As a "series" type of mutual fund, the Trust issues separate series of shares of beneficial interest, each of which represents a separate portfolio (Portfolio) of investments. Each Portfolio resembles a separate fund issuing a separate class of stock. The Common Stock and Money Market Portfolios are the successors to Separate Accounts I and II of Equitable Variable. (See "Description of Reorganization and Other Matters"). The Balanced and Aggressive Stock Portfolios received their initial funding on January 27, 1986 from Equitable Variable. The High Yield Portfolio received its initial funding on January 2, 1987. The Global Portfolio received its initial funding on August 27, 1987. The Conservative Investors and Growth Investors Portfolios received their initial funding on October 2, 1989. The Intermediate Government Securities Portfolio (Government Portfolio) received its initial funding on April 1, 1991. The Quality Bond and Growth and Income Portfolios received their initial funding on October 1, 1993. The Equity Index Portfolio received its initial funding on March 1, 1994. The International Portfolio received its initial funding on April 3, 1995.

Because of current Federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts (Contractowners) the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. As of March 31, 1996, to the Trust's knowledge, no Contractowners other than those set forth below owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of a Portfolio.

                           INTERNATIONAL            QUALITY BOND                 EQUITY INDEX                 GLOBAL
                             PORTFOLIO               PORTFOLIO                    PORTFOLIO                 PORTFOLIO
                      ----------------------  --------------------------   ------------------------  ------------------------
                         UNITS       % OF                        % OF                      % OF                      % OF
                         OWNED     PORTFOLIO   UNITS OWNED     PORTFOLIO   UNITS OWNED   PORTFOLIO   UNITS OWNED   PORTFOLIO
                      ---------  -----------  ------------   -----------  -----------  -----------  -----------  -----------
Boatmen's Trust Co.*                            10,860,007       61.79
Equitable ...........   501,445      8.59                                                             3,410,647      7.19
Wachovia Bank**  ....                            2,682,954       15.27      2,801,789      16.37

------------

    * Boatmen's Trust Co., Trustee under Master Trust Agreement for SBC Communications, Inc. Deferred Compensation Plans and other Executive Benefit Plans.

   ** Wachovia Bank of Georgia, N.A., Trustee for the Mars, Inc.
      Non-Qualified Retirement Benefits Trust.

The principal addresses of Boatmen's Trust Co., Equitable and Wachovia Bank are 175 East Houston Street, San Antonio, Texas; 787 Seventh Avenue, New York, New York; and 301 North Main Street, Winston-Salem, North Carolina, respectively.

Were such a Contractowner's funds withdrawn from the Trust or transferred to a different Portfolio at the Contractowner's request, the Trust could be forced to sell portfolio securities at disadvantageous prices.

LEGAL CONSIDERATIONS

Under Massachusetts law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the Investment Company Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust (including both Class IA and Class IB shares) may remove a Trustee by a vote cast in person or by proxy at a meeting called for that purpose.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. Amendments to the Declaration of Trust of the Trust generally require the affirmative vote of a majority of the outstanding shares of the Trust.

The shares of each Portfolio, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange or similar rights.

Under Massachusetts law, in certain circumstances shareholders may be held personally liable as partners for the obligations of a business trust such as the Trust. The shareholders of the Trust are the insurance companies whose separate accounts invest in it. The Trust's Declaration of Trust contains provisions designed to protect shareholders from such liability to the extent of the Trust's assets. As a result, the risk of personal liability for the insurance company shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust permits the Trust to purchase and maintain on behalf of the Trustees insurance against certain liabilities.

DESCRIPTION OF REORGANIZATION AND OTHER MATTERS

The following transactions, referred to as the Reorganization, were effected simultaneously on March 22, 1985, pursuant to an Agreement and Plan of Reorganization dated November 20, 1984, entered into by Equitable Variable, Separate Accounts I and II, and The Hudson River Fund, Inc. (the Fund), the predecessor of the Trust.

Equitable Variable divided Separate Account I into two divisions, a Common Stock Division and a Money Market Division. Separate Account II was combined with Separate Account I (the Continuing

Separate Account). Rather than investing directly, the Common Stock Division and the Money Market Division of the Continuing Separate Account invested in shares of the Fund, which, in turn, invested in diversified portfolios of common stock or money market investments.

In order for the Fund to commence operations, all the investment assets of Separate Accounts I and II (together with any related liabilities) were transferred to the Common Stock and Money Market Portfolios of the Fund, respectively, in exchange for shares in those Portfolios having an equivalent aggregate net asset value.

On September 30, 1987, all of the Fund's assets and liabilities were transferred to the Trust, pursuant to an Agreement and Plan of Reorganization (the Plan) between the Fund and the Trust. The Plan was proposed to shareholders in order to permit greater operating flexibility and efficiencies. The Plan provided for changes of domicile (from Maryland to Massachusetts) and of form of organization (from a corporation to a business trust). However, in all other material respects the Trust was identical to the Fund immediately prior to the execution of the Plan.

INVESTMENT RESTRICTIONS OF THE PORTFOLIOS
FUNDAMENTAL RESTRICTIONS

The following restrictions apply to all of the Portfolios and are fundamental. Unless permitted by law, they will not be changed for any Portfolio without a vote of that Portfolio's shareholders.

None of the Portfolios will:

   o underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws;

   o make short sales of securities, except when it has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as it is in a short position;

   o issue senior securities;

   o purchase real estate or mortgages; however, the Portfolios may, as appropriate and consistent with their investment policies and other investment restrictions, buy securities of issuers which engage in real estate operations and securities which are secured by interests in real estate (including partnership interests and shares of real estate investment trusts), and may hold and sell real estate acquired as a result of ownership of such securities;

   o purchase any security on margin or borrow money, except that this restriction shall not apply to borrowing from banks for temporary purposes, to the pledging of assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in a Portfolio (but not for leveraging purposes), to margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies or, with respect to the Quality Bond Portfolio, to transactions in interest rate swaps, caps and floors; or

   o make loans (including lending cash or securities), except that this restriction shall not apply to the High Yield and Government Portfolio. Additionally, each of the other Portfolios may make loans of portfolio securities not exceeding 50% of the value of that Portfolio's total assets. This restriction does not prevent a Portfolio from purchasing debt obligations in which a Portfolio may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper, or publicly traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans.

Each Portfolio, except as noted below, elects not to "concentrate" investments in an industry, as that concept is defined under applicable Federal securities laws. In general, this means that no Portfolio will make an investment in an industry if that investment would make the Portfolio's holding in that industry exceed 25% of the Portfolio's assets. However, this restriction does not apply to investments by the Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. Furthermore, the U.S. Government, its agencies and instrumentalities are not considered members of any industry. Each Portfolio intends to be "diversified," as that term is defined under applicable Federal securities laws. In general, this means that no Portfolio will make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U. S. Government securities, securities of other investment companies and other securities. For the purposes of this restriction, "other securities" are limited for any one issuer to not more than 5% of the value of the Portfolio's total assets and to not more than 10% of the issuer's outstanding voting securities. As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.

Further, as a matter of operating policy, the Money Market Portfolio will invest no more than 5% of the value of its total assets in securities of any one issuer, other than U.S. Government securities, except that the Money Market Portfolio may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the Investment Company Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the Money Market Portfolio will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the Investment Company Act) of a single issuer and (ii) 5% of the Money Market Portfolio's total assets, when acquired, in Second Tier Securities.

These policies of the Portfolios with respect to concentration and diversification will not be changed for any Portfolio without a vote of that Portfolio's shareholders, unless permitted by law.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to all of the Portfolios, but are not fundamental. They may be changed for any Portfolio without a vote of that Portfolio's shareholders.

None of the Portfolios will:

   o invest more than 15% of its assets in securities restricted as to disposition under Federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the Securities Act of 1933, so long as such securities meet liquidity guidelines to be established by the Trust's Board of Trustees;

   o trade in foreign exchange (except transactions incidental to the settlement of purchases or sales of securities for a Portfolio); however, the Global and International Portfolios may trade in foreign exchange without limitation in connection with their foreign currency hedging strategies; and the High Yield, Quality Bond, Growth and Income, Conservative Investors, Balanced, Common Stock, Aggressive Stock and Growth Investors Portfolios may trade in foreign exchange in connection with their foreign currency hedging strategies, provided the amount of foreign exchange underlying such a Portfolio's currency hedging transactions does not exceed 10% of such Portfolio's assets;

   o acquire securities of any company that is a securities broker or dealer, a securities underwriter, an investment adviser of an investment company, or an investment adviser registered under the Investment Advisers Act of 1940 (other than any such company that derives no more than 15% of its gross revenues from securities related activities), except the Portfolios (other than the Money Market Portfolio) may purchase bank, trust company, and bank holding company stock, and except that each of the Portfolios may invest, in accordance with Rule 12d3-1 under the Investment Company Act, up to 5% of its total assets in any such company provided that it owns no more than 5% of the outstanding equity securities of any class plus 10% of the outstanding debt securities of such company; or

   o make an investment in order to exercise control or management over a company.

In addition, none of the Portfolios will invest more than 5% of its assets in the securities of any one investment company, own more than 3% of any one investment company's outstanding voting securities, or have total holdings of investment company securities in excess of 10% of the value of the Portfolio's assets.

ADDITIONAL INVESTMENT RESTRICTION THAT APPLIES TO THE COMMON STOCK, BALANCED, AGGRESSIVE STOCK AND CONSERVATIVE INVESTORS PORTFOLIOS

The Common Stock, Balanced, Aggressive Stock and Conservative Investors Portfolios will operate under the general investment restrictions described above. In addition, they will not:

   o acquire securities of investment companies not registered under the Investment Company Act.

ADDITIONAL INVESTMENT RESTRICTIONS THAT APPLY TO THE MONEY MARKET PORTFOLIO

The Money Market Portfolio will operate under the general investment restrictions described above. In addition, it will not:

   o invest more than 10% of its assets in securities restricted as to disposition under Federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the Securities Act of 1933, so long as such securities meet liquidity guidelines to be established by the Trust's Board of Trustees;

   o purchase oil and gas interests;

   o purchase or write puts or calls (options); or

   o purchase equity securities, voting securities other than securities of registered investment companies with investment policies not substantially broader than those of the Portfolio (subject to the above percentage limitations) or local or state government securities.

The Money Market Portfolio will invest only in funds whose investment policies are similar to or narrower than those of the Portfolio. It is expected that such investments would be made in funds designed for institutional investors such as the Portfolio and would be used for amounts which might otherwise be left uninvested because they do not meet the minimums necessary for other permitted investments or to take advantage of higher yields available at that time in such funds.

ADDITIONAL INVESTMENT RESTRICTION THAT APPLIES TO THE HIGH YIELD AND GROWTH INVESTORS PORTFOLIOS

The High Yield and Growth Investors Portfolios will operate under the general investment restrictions described above. In addition, each will not:

   o invest more than 10% of its total assets in (i) fixed income securities which are rated lower than B3 by Moody's Investors Service, Inc. (Moody's) or B-by Standard & Poor's Corporation (S&P) or are unrated, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 by Moody's or B-by S&P, or is unrated; however this restriction will not apply to (i) fixed income securities which, in the opinion of the Trust's investment adviser, have similar characteristics to securities which are rated B3 or higher by Moody's or B-or higher by S&P, or (ii) money market instruments of any entity that has an unsecured issue of outstanding debt which, in the opinion of the Trust's investment adviser, has similar characteristics to securities which are so rated.

DESCRIPTION OF CERTAIN SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST

REPURCHASE AGREEMENTS

All of the Portfolios, except the Equity Index Portfolio, may enter into repurchase agreements. Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not

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more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by the Portfolio. During the term of the repurchase agreement, the Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. A Portfolio enters into repurchase agreements with respect to United States Government obligations, certificates of deposit, or bankers' acceptances with registered broker-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Trust's investment adviser, Alliance Capital Management L.P. (Alliance), pursuant to guidelines adopted by the Board of Trustees. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the Securities and Exchange Commission (SEC) currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's net assets (10% for the Money Market Portfolio) would be invested in "illiquid securities."

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral may be delayed or limited and a loss may be incurred.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase or sell securities on a "when-issued" or "delayed delivery" basis. Forward commitments and when-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Trust's custodian and to maintain in that account cash, U.S. Government securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments, when-issued or delayed delivery commitments.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sale transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the policies of the SEC, purchases of securities on such bases may involve

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

more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

WARRANTS

All the Portfolios, except the Money Market Portfolio, may purchase warrants and similar rights, which are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrantholders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

FOREIGN SECURITIES

Each Portfolio, except the Government and Equity Index Portfolios, may invest in foreign securities. Each of the Common Stock, Balanced, Quality Bond and Aggressive Stock Portfolios has the discretion to invest a portion of its assets in foreign securities. Generally, this amount will not exceed 20% of each Portfolio's total assets. The Money Market Portfolio may invest up to 20% of its assets in foreign money market instruments denominated in U.S. dollars. The Conservative Investors Portfolio may invest up to 15% of its assets in foreign securities, the Growth Investors Portfolio may invest up to 30% of its assets in foreign securities, and the Growth and Income Portfolio may invest up to 25% of its assets in foreign securities. The High Yield Portfolio may purchase foreign securities, provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets.

No percentage limitation applies to investments in foreign securities by the Global Portfolio or the International Portfolio.

Foreign securities involve currency risks. The value of a foreign security denominated in foreign currency changes with variations in the exchange rates. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Foreign securities may be subject to foreign government taxes which reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States, and settlements may be slower and may be subject to failure. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

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

For many foreign securities, there are U.S. dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios will avoid currency risks which might occur during the settlement period for either purchases or sales. A Portfolio may purchase foreign securities directly, as well as through ADRs.

MORTGAGE-BACKED SECURITIES

Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

In addition to GNMA certificates, a Portfolio (other than the Equity Index Portfolio) may invest in mortgage-backed securities issued by the Federal National Mortgage Association (FNMA) and by the Federal Home Loan Mortgage Corporation (FHLMC). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States whose stock is owned by the Federal Home Loan Banks, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If other fixed or variable rate pass-through securities issued by the United States Government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

The Portfolios (other than the Equity Index Portfolio) may also invest in other types of mortgage-backed securities issued by governmental or non-governmental entities, such as banks and other mortgage lenders. These other instruments include collateralized mortgage obligations (CMOs), mortgage pass-through bonds and mortgage-backed bonds. Non-governmental securities may offer a higher yield but may also be subject to greater price fluctuation and risk than governmental securities.

CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs on the same schedule as they are received, although not necessarily on a pro rata basis. In reliance on an SEC interpretation, investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the mortgage-backed bonds but interest and principal payments on the mortgages are not passed through directly (as with GNMA, FNMA and FHLMC pass-through securities) or on a modified basis (as

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with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not the effective maturity of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

Commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantors. Timely payment of interest and principal with respect to these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance, guarantees, and creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Portfolio's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Each Portfolio (other than the Equity Index Portfolio) may buy mortgage-backed securities without insurance or guarantees, if the investment adviser determines that the securities meet the Portfolio's quality standards. The investment adviser will, consistent with each Portfolio's investment objectives, policies, and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Prepayment of mortgages underlying mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Portfolios would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is repaid. The Portfolios do not intend to invest in these securities unless the Trust's adviser believes that the potential benefits outweigh the risks.

ASSET-BACKED SECURITIES

The Portfolios (other than the Equity Index Portfolio) may purchase asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as Certificates for Automobile Receivables) and unsecured, leases or revolving credit receivables both secured and unsecured (such as Credit Card Receivable Securities). These assets are generally held by a special purpose trust and payments of principal and interest or interest only are passed through or paid through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, for asset-backed securities, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans, leases or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts, leases or receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, a Portfolio may invest in other asset-backed securities that may be developed in the future.

SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES

These securities include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress.

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Such agencies and instrumentalities include, but are not limited to, the
National Bank for Cooperatives, each of the Federal Financing Banks, FHLMC, the Farm Credit Banks, Federal Land Banks, FNMA, Tennessee Valley Authority, Farm Credit System, Farm Credit System Financial Assistance Corporation, Inter-American Development Bank, Maritime Administration, Resolution Trust Corporation, Federal Agricultural Mortgage Corporation, Small Business Administration, U.S. Postal Service and Washington Metropolitan Transit Authority.

Issues of the U.S. Treasury are direct obligations of the U.S. Government and are backed by the full faith and credit of the United States. Issues of agencies, such as GNMA, are guaranteed by the U.S. Treasury, and issues of other agencies and instrumentalities, such as FNMA, are supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, or are supported by the issuing agency's or instrumentality's own credit.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by management of the Trust to be readily marketable and therefore are subject to the 15% limit on illiquid securities.

COMMERCIAL PAPER, MASTER DEMAND NOTES AND FLOATING RATE NOTES

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by a Portfolio, at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because variable amount master notes are direct lending arrangements between the lender and borrower, and not generally backed by bank letters of credit, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. Variable amount master demand notes are valued at their face amount (par) because of their one-day demand feature. In connection with master demand note arrangements, the Portfolio considers earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes, as such, are not typically rated by credit rating agencies.

Floating or variable rate notes are generally medium to long-term debt securities, but may include short-term debt securities, issued by entities such as commercial banks, corporations or sovereign borrowers. They are interest bearing securities on which the coupon is adjusted periodically to reflect money market conditions. The period at the end of which the adjustment occurs is often called the interest reset period. The Portfolios will buy only notes with an interest reset period of six months or less. There is an active secondary market for floating or variable rate notes.

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EURODOLLAR SECURITIES

Negotiable certificates of deposit and time deposits of foreign branches of American or foreign banks payable in United States dollars are known as Eurodollar deposits. Eurodollar securities also include bonds underwritten by an international syndicate and sold "at issue" to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and are primarily traded in foreign markets. Certain risks applicable to foreign securities apply to Eurodollar instruments. Investment risks from these securities include future political and economic developments, possible foreign withholding taxes on interest, possible seizure of foreign deposits, or the possible establishment of exchange controls affecting payment on these securities. See "Foreign Securities," above, for additional information about foreign securities. In addition to those risks, foreign branches of American and foreign banks have extensive government regulation which may limit both the amount and type of loans and interest rates. In addition, the banking industry's profitability is closely linked to prevailing money market conditions for financing lending operations. Both general economic conditions and credit risks play an important part in the operations of the industry. American banks are required to maintain reserves, are limited in how much they can loan a single borrower and are subject to other regulations to promote financial soundness. Not all of these laws and regulations apply to foreign branches of American and foreign banks. In addition, foreign countries have accounting and reporting principles that differ from those in the United States.

HIGH YIELD DEBT SECURITIES

The High Yield Portfolio, as described in the Prospectus, intends to invest primarily in debt securities offering high current income. The Growth Investors Portfolio may invest up to 15% of its total assets in such high yield debt securities, and the Growth and Income Portfolio may invest up to 30% of its total assets in high yield convertible securities. High yield securities may be medium and lower quality securities rated, for example, BB or B by one of the nationally recognized statistical rating organizations (NRSROs) or may be unrated but of similar investment quality as determined by the Portfolio's investment adviser. These securities are also known as "junk bonds." The market values of such high yield securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such medium and lower rated securities also tend to be more sensitive to real or perceived adverse economic conditions than higher rated securities.

Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience "financial stress" and may not have sufficient revenues to meet their payment obligations. Such an issuer's ability to service its obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Risk of loss due to default by the issuer is also significantly greater for the holders of high yield securities because such securities are generally unsecured and are generally subordinated to the debts of other creditors of the issuer.

The High Yield, Growth and Income and Growth Investors Portfolios may have difficulty disposing of certain high yield securities, particularly those perceived to have a high credit risk, because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for certain of these securities, and the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. Moreover, to the extent a secondary trading market for high yield securities does exist, it is generally less liquid than the secondary market for higher rated securities. The lack of a highly liquid secondary market for certain high yield securities may have an adverse impact on the market price for such securities and each Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. The lack of

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a liquid secondary market for certain securities may also make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing certain of its high yield portfolio securities. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

In addition, the market for high yield securities, at its current size, has not weathered a major economic recession, and one cannot be certain what effect such a recession might have on such securities. It is possible, however, that a recession could severely disrupt the market for such medium and lower quality securities and may have an adverse impact on the value of such securities. In addition, it is possible that an economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest on such securities.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could: (i) reduce the market for such securities generally;
(ii) negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing; and (iii) negatively affect the value of specific high yield issues and the high yield market in general.

Factors adversely impacting the market value of high yield securities may adversely impact each Portfolio's net asset value. In addition, each Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio securities. The Portfolios will not rely primarily on ratings of NRSROs, but rather will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In evaluating such securities, Alliance will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS

To the extent provided below, the Portfolios may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired and, in the case of options written on securities or indexes of securities, to increase a Portfolio's return. All the Portfolios, except the Money Market Portfolio, are authorized to engage in futures transactions. In general, the Portfolios will limit their use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the Commodity Futures Trading Commission (CFTC) or (2) if for other purposes, no more than 5% of the liquidation value of each Portfolio's total assets will be used for initial margin or option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage the Portfolios.

OPTIONS ON SECURITIES

Writing Call Options. Every Portfolio, except the Money Market and Equity Index Portfolios, may write (sell) covered call options on its portfolio securities in an attempt to enhance investment performance. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is, for example, a call option written on a security that is owned by the writer (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (exchange). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio which writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

The Portfolios, except the Money Market and Equity Index Portfolios, may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If a Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premiums received from the sale of the option.

Purchasing Options. The Portfolios, except the Money Market and Equity Index Portfolios, may purchase put options and call options. The Portfolios may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities the Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS

The Portfolios, except for the Money Market and Equity Index Portfolios, may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. Each Portfolio writes only "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges among others: The Chicago Board Options Exchange; New York Stock Exchange; and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

In writing securities index options, the principal risk is that price changes in the hedged securities will not correlate with price changes in the options, and thus the Portfolio could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event the Portfolio were unable to close an option it had written, it might be unable to sell the securities used as cover.

OVER-THE-COUNTER OPTIONS

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The Portfolios may enter into contracts (or amend existing contracts) with primary dealer(s) with whom they write over-the-counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

FUTURES TRANSACTIONS

All the Portfolios, except the Money Market Portfolio, may trade in certain futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. No purchase price is paid or received when the contract is entered into. Instead, a good faith deposit known as initial margin is made with the broker and subsequent daily payments known as variation margin are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the CFTC. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish certain results more quickly and with lower transaction costs.

Purchases or sales of securities index futures contracts may be used to attempt to protect a Portfolio's current or intended investments from broad fluctuations in securities prices, and interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio's current or intended investments in fixed income or foreign securities. All the Portfolios, except the Money Market, Equity Index and Government Portfolios, may trade in foreign currency futures contracts. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. In addition, the increased cost of portfolio securities to be acquired, caused by a general rise in the dollar value of foreign currencies or by a rise in stock prices or a decline in interest rates, may be offset, in whole or part, by gains on futures contracts purchased by a Portfolio. In order to achieve desired asset mix parameters, the Conservative Investors and Growth Investors Portfolios may use futures contracts and related options transactions to establish a position in an asset class as a temporary substitute for purchasing individual securities, which may be subsequently purchased in orderly fashion. Similarly, these transactions may enable the Conservative Investors and Growth Investors Portfolios to reduce a position in an asset class as a temporary substitute for selling individual securities, in order to effect an orderly sale program. In the case of the Equity Index Portfolio, futures contracts and related options on the S&P 500 Index may be purchased in order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error. A Portfolio will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. (See "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts," below.) Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS

A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

OPTIONS ON FUTURES CONTRACTS

Each of the Portfolios, other than the Money Market Portfolio, may also purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires. The Portfolios will write only options on futures contracts which are "covered." A Portfolio will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates with its custodian cash, United States Government securities or liquid high-grade debt obligations at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered "covered" with respect to a call it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging a portfolio of securities against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when a Portfolio is not fully invested.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Portfolios will not purchase or write options on futures contracts unless, in Alliance's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolios will not engage in transactions in futures contracts and related options for speculation. All the Portfolios, other than the Money Market Portfolio, may enter into futures contracts and buy and sell related options as described above. The Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of maintenance margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Portfolios, other than the Money Market, Government and Equity Index Portfolios, may purchase or sell exchange-traded or over-the-counter foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered "covered" if, so long as the Portfolio is obligated as the writer of the put, it segregates with the Portfolio's custodian cash, U.S. Government securities or other liquid high-grade debt securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency future contract written by the Portfolio will be considered "covered" only if the Portfolio owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs.

Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. See "Over-the-Counter Options," above. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on Alliance's ability to predict future currency exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

When a Portfolio invests in foreign securities, the securities are usually denominated in foreign currency, and the Portfolio may temporarily hold foreign currency in connection with such investments. As a result, the value of the Portfolio's assets will be subject to fluctuations based on changes in the relative value of the foreign currency and the United States dollar. To control the effects of this exchange risk, all the Portfolios, except the Money Market, Equity Index and Government Portfolios, may enter into forward foreign currency exchange contracts (forward currency contracts), which are agreements to purchase or sell foreign currencies at a specified future date and price. Forward currency contracts are usually used to fix the United States dollar value of securities a Portfolio has agreed to buy or sell (transaction hedging). The Portfolios may also use forward currency contracts to hedge the United States dollar value of securities it already owns (position hedging). The Portfolios will not speculate in forward currency contracts.

In general, forward currency contracts are not regulated by any governmental authority, or guaranteed by a third party or traded on an exchange. Accordingly, each party to a forward currency contract is dependent upon the creditworthiness and good faith of the other. Creditworthiness is evaluated by Alliance.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CURRENCY
CONTRACTS

Although the Portfolios will enter into transactions in futures contracts, options on securities and securities indexes, options on futures contracts, forward currency contracts and certain currency options as described above for hedging purposes, and transactions in options on securities and securities indexes to generate option premium income, their use does involve the following risks. A lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Portfolio's hedging strategy unsuccessful and could result in losses. Moreover, when an option has been written, in the event of a decline, the underlying position is only hedged to the extent of the amount of premium received. Over-the-counter transactions in options on foreign currencies and options on securities and securities indexes also involve a lack of an organized exchange trading environment, making them less liquid, and making it more difficult to value them than if they were exchange traded.

In addition, there can be no assurance that a liquid secondary market will exist for any futures contract or option purchased or sold, and a Portfolio may be required to maintain a position until exercise or expiration, which could result in losses. If a futures market were to become unavailable, in the event of an adverse movement, the Portfolio would be required to continue to make daily cash payments of variation margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Portfolios could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the Portfolios could have some or all of their positions closed out without their consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause the Portfolios' returns to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on Alliance's accuracy in predicting future changes in interest rate levels or securities price movements, as well as on the expense of hedging.

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

MANAGEMENT OF THE TRUST

As of March 31, 1996, the Trustees and officers of the Trust owned Contracts entitling them to provide voting instructions in the aggregate with respect to less than one percent of the Trust's shares of beneficial interest.

THE TRUSTEES

 NAME, ADDRESS AND AGE                 PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------  ----------------------------------------------------------------
*John D. Carifa (51)...................President, Chief Operating Officer and a Director of Alliance
 Alliance Capital Management L.P.      Capital Management Corporation, the general partner of Alliance
 1345 Avenue of the Americas           ("ACMC"); Chairman and Chief Executive Officer of Alliance's
 New York, NY 10105                    Mutual Fund Division. Mr. Carifa also serves as a director or trustee of all other registered investment companies sponsored by Alliance, and a director of Frontier Trust Company, a
                                       subsidiary of Equitable.

 Richard W. Couper (73)................President Emeritus and Trustee of Woodrow Wilson
 The Burke Library                     National Fellowship Foundation and President Emeritus of the New
 Hamilton College                      York Public Library.
 P.O. Box 345
 Clinton, NY 13323-0345

 Brenton W. Harries (68)...............Director of Enhance Reinsurance Co. since December 1986. Mr.
 14 Point Road                         Harries was also President and Chief Executive Officer, Global
 Wilton Point,                         Electronic Markets Company from August 1985 to October 1986
 South Norwalk, CT 06854

 Howard E. Hassler (Chairman) (66).... Currently a consultant specializing in retailing, finance and
 200 East 57th Street                  real estate. Former Chairman and Chief Executive Officer of
 Penthouse D                           Brooks Fashion Stores, Inc. (specialty clothing stores); Former
 New York, NY 10022                    Chairman, President and Chief Operating Officer of Allied Stores
                                       Corporation (department and specialty stores), 1987; Executive
                                       Vice President and Director, Allied Stores Corporation from June
                                       1984 to June 1987.

 William L. Mannion (65)............... Retired. Former Group Senior Vice President of Operations of
 45 Bonnie Way                         American Ultramar Limited until December 31, 1986.
 Allendale, NJ 07401

 Alton G. Marshall (75)................Senior Fellow, Nelson A. Rockefeller Institute of Government
 136 E. 79th Street                    since January 1991. Mr. Marshall is also President of Alton G.
 New York, NY 10021                    Marshall Associates, Inc., New York, New York, a real estate investment corporation, since 1981; Director of EQK Partners,
                                       Atlanta, Georgia, since 1984; Director, New York State Electric
                                       & Gas Corp., since 1971; Director and Chairman of the Executive
                                       Committee of Lincoln Savings Bank since January 1991, and
                                       Chairman and Chief Executive Officer of such bank from March
                                       1984 through December 1990.

                               21





NAME, ADDRESS AND AGE                  PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------------------  ----------------------------------------------------------------
*Peter D. Noris (40)...................Executive Vice President and Chief Investment Officer of
 Equitable                             Equitable since May 1995; prior thereto, Vice President of
 787 Seventh Avenue                    Salomon Brothers Inc., from 1992 to 1995. Principal of
 New York, NY 10019                    Equity Division, Morgan Stanley & Co. Inc., from 1984 to 1992.
                                       Director of Equitable Variable and Equitable Real Estate
                                       Investment Management, Inc. since September 1995 and of ACMC since July 1995.

 Donald J. Robinson (62)...............Partner and Member of the Executive Committee of the law firm of
 599 Lexington Avenue                  Orrick, Herrington & Sutcliffe from July 1987 to December 1994.
 New York, NY 10022                    Of Counsel since January 1995.

*Trustees Carifa and Noris are "interested persons" (as defined in the Investment Company Act) of the Trust. Mr. Carifa is deemed an "interested person" of the Trust by virtue of his position as a director and officer of ACMC. Mr. Noris is deemed an "interested person" of the Trust by virtue of his position as an officer of Equitable and a director of ACMC.

Trustees Couper, Harries and Robinson are Trustees (but not "interested persons") of The Alliance Portfolios, a mutual fund. Trustee Robinson is also a director or trustee (but not an "interested person") of three other mutual funds advised by Alliance. Trustee Marshall is an independent general partner (but not an "interested person") of Equitable Capital Partners, L.P. and Equitable Capital Partners (Retirement Fund), L.P., both of which are business development companies registered under the Investment Company Act.

COMMITTEES OF THE BOARD

The Trust has a standing audit committee consisting of Trustees Mannion, Couper, Harries, Hassler, Marshall and Robinson. The audit committee's function is to recommend to the Board of Trustees a firm of independent auditors to conduct the annual audit of the Trust's financial statements; review with such firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent auditors for professional services. In addition, the committee meets with the independent auditors and representatives of management to review accounting activities and areas of financial reporting and control. The Trust has no standing executive committee.

The Trust has a nominating committee consisting of Trustees Hassler, Couper and Robinson. This committee considers individuals for nomination as Trustees of the Trust.

The Trust has a valuation committee consisting of Trustees Harries, Mannion and Noris. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

The Trust has a compensation committee consisting of Trustees Robinson, Hassler and Mannion. The compensation committee's function is to review the Trustees' compensation arrangements.

The Trust has a conflicts committee consisting of Trustees Hassler and Robinson. The conflicts committee's function is to take any action necessary to resolve conflicts among shareholders.

                          TRUSTEE COMPENSATION TABLE

                                                                               TOTAL
                                        PENSION OR                       COMPENSATION FROM
                                        RETIREMENT                       THE ALLIANCE FUND
                       AGGREGATE     BENEFITS ACCRUED  ESTIMATED ANNUAL      COMPLEX,
                      COMPENSATION   AS PART OF TRUST   BENEFITS UPON      INCLUDING THE
TRUSTEE              FROM THE TRUST      EXPENSES         RETIREMENT          TRUST1
------------------  --------------  ----------------  ----------------  -----------------
John D. Carifa          $   -0-            $-0-              $-0-            $    -0-
------------------  --------------  ----------------  ----------------  -----------------
Richard W. Couper       $42,500            $-0-              $-0-            $ 66,500
------------------  --------------  ----------------  ----------------  -----------------
Brenton W. Harries      $42,500            $-0-              $-0-            $ 66,500
------------------  --------------  ----------------  ----------------  -----------------
Howard E. Hassler       $55,750            $-0-              $-0-            $ 55,750
------------------  --------------  ----------------  ----------------  -----------------
William L. Mannion      $44,500(3)         $-0-              $-0-            $ 44,500
------------------  --------------  ----------------  ----------------  -----------------
Alton G. Marshall       $42,500            $-0-              $-0-            $112,000
------------------  --------------  ----------------  ----------------  -----------------
Peter D. Noris          $   -0-            $-0-              $-0-            $    -0-
------------------  --------------  ----------------  ----------------  -----------------
Donald J. Robinson      $42,500(2)         $-0-              $-0-            $ 60,500
------------------  --------------  ----------------  ----------------  -----------------

------------

   (1)There are 107 investment companies in the Alliance Fund Complex.

   (2)Including amounts deferred.

   (3)Completely deferred.

COMPENSATION OF TRUSTEES

Each Trustee, other than those who are "interested persons" of the Trust (as defined in the Investment Company Act), receives from the Trust an annual fee of $29,000, plus an additional fee of $4,000 per board meeting and $2,000 per committee meeting attended. The meeting fee paid to the Trustee acting as chairman of the meeting is increased by 50%. The Chairman of the Board receives an additional annual retainer of $7,000. Trustees receive $1,000 for each day spent performing special services requested by the Chairman or the President of the Trust, and reimbursement for expenses in connection with the performance of regular and special services.

During the year ended December 31, 1995 the Trust paid total retainer and meeting fees of $310,750 (including deferrals of $69,000).

A deferred compensation plan for the benefit of the Trustees has been adopted by the Trust. Under the plan each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until his retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

THE TRUST'S OFFICERS

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Alliance or Equitable. The Trust's principal executive officers are:

 NAME AND AGE                   POSITION WITH TRUST                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------  ---------------------------------  -----------------------------------------------
James M. Benson (49)            President and Chief Executive      President, Equitable (February 1994 to present);
                                 Officer                           Chief Executive Officer, Equitable (February
                                                                   1996 to present); Chief Operating Officer,
                                                                   Equitable (February 1994 to February 1996);
                                                                   Senior Executive Vice President, Equitable
                                                                   (April 1993 to February 1994); Director,
                                                                   Association for Advanced Life Underwriting,
                                                                   Health Plans, Inc. (August 1988 to present)
                                                                   and Hospital for Special Surgery (April 1996
                                                                   to present).

Mark D. Gersten (45)            Treasurer and Chief Financial      Senior Vice President, Alliance Fund Services,
                                 Officer                           Inc. (AFS) with which he has been associated
                                                                   since prior to 1991.

Laura Mah (40)                  Controller and Chief  Accounting   Vice President, Alliance Capital Management
                                Officer                            Corporation (ACMC) (July 1993 to present);
                                                                   Equitable Capital Management Corporation (ECMC)
                                                                   (April 1989 to July 1993).

Bruce Calvert (49)              Vice President                     Vice Chairman and Chief Investment Officer of
                                                                   ACMC with which he has been associated since
                                                                   prior to 1991.

Kathleen A. Corbet (36)         Vice President                     Senior Vice President, ACMC (July 1993 to
                                                                   present); Executive Vice President, ECMC (June
                                                                   1992 to July 1993); Senior Vice President, ECMC
                                                                   (May 1991 to June 1992); Managing Director,
                                                                   ECMC (September 1988 to May 1991).


                               24





NAME AND AGE                    POSITION WITH TRUST                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------  ---------------------------------  -----------------------------------------------
Nelson R. Jantzen (51)          Vice President                     Senior Vice President, ACMC (July 1993 to
                                                                   present); Executive Vice President, ECMC (June
                                                                   1992 to July 1993); Senior Vice President, ECMC
                                                                   (February 1990 to June 1992); Managing
                                                                   Director, ECMC (January 1987 to February 1990).
                                                                   Director, Equitable Capital DHO Ltd. (November
                                                                   1990 to July 1993); Secretary and Treasurer,
                                                                   Equitable Capital Diversified Holdings L.P. II
                                                                   (February 1990 to July 1993); Secretary and
                                                                   Treasurer, Equitable Capital Diverisifed
                                                                   Holdings L.P. I (May 1989 to July 1993);
                                                                   Investment Officer, Equitable Variable
                                                                   (February 1977 to July 1993); Investment
                                                                   Officer, Equitable (February 1977 to July
                                                                   1993).

Barbara J. Krumsiek (44)        Vice President                     Senior Vice President, Alliance Fund
                                                                   Distributors Inc. (AFD) (July 1993 to present);
                                                                   Executive Vice President, ECMC (June 1992 to
                                                                   July 1993); Senior Vice President, ECMC (March
                                                                   1987 to June 1992).

Wayne D. Lyski (55)             Vice President                     Executive Vice President, ACMC with which he
                                                                   has been associated since prior to 1991.

Michael S. Martin (50)          Vice President                     Chairman, (May 1992 to present), EQ Financial
                                                                   Consultants, Inc.; Director (March 1992 to
                                                                   present) EQ Financial Consultants Inc.;
                                                                   Chief Executive Officer (February 1994 to
                                                                   present), EQ Financial Consultants Inc.; Senior
                                                                   Vice President, Equitable (June 1989 to present).


Samuel B. Shlesinger (49)       Vice President                     Senior Vice President, Equitable Variable
                                                                   (February 1988 to present); Senior Vice
                                                                   President, Equitable (November 1986 to
                                                                   present); President and Chief Executive
                                                                   Officer, Equitable of Colorado (October 1985 to
                                                                   present).

Alden M. Stewart (50)           Vice President                     Executive Vice President, ACMC (July 1993 to
                                                                   present); ECMC since prior to 1991.

Edmund P. Bergan, Jr. (46)      Secretary                          Senior Vice President and General Counsel, AFD
                                                                   with which he has been associated since prior
                                                                   to 1991.

INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION

Alliance, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, has served as the investment adviser to the Trust since July 22, 1993. Alliance is a major international investment adviser that serves its clients, who primarily are major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds, with a staff of more than 1,400 employees operating out of domestic offices and the overseas offices of subsidiaries in London, England; Tokyo, Japan; Vancouver and Toronto, Canada; Melbourne, Australia; and Dusseldorf, Germany. The principal offices of Alliance are located at 1345 Avenue of the Americas, New York, New York 10105.

Alliance is a publicly-traded Delaware limited partnership whose limited partnership interests, represented by units, are listed on the New York Stock Exchange. As of March 1, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 57.6% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"), and approximately 32.4% and 10.0% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, calculated. ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is a wholly-owned subsidiary of Equitable Investment Corporation (EIC), which in turn is wholly-owned by Equitable Holding Corporation (EHC), a wholly-owned subsidiary of Equitable.

Equitable, which is a New York life insurance company and one of the largest life insurance companies in the United States, is a wholly-owned subsidiary of The Equitable Companies Incorporated (The Equitable Companies), a publicly-owned holding company. The principal offices of The Equitable Companies and Equitable are located at 787 Seventh Avenue, New York, New York 10019.

AXA, a French insurance holding company, currently owns approximately 63.9% of the outstanding voting shares of common stock of The Equitable Companies. Under its investment arrangements with Equitable and The Equitable Companies, AXA is able to exercise significant influence over the operations and capital structure of The Equitable Companies, Equitable and their subsidiaries. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is owned by a group of five French mutual insurance companies, the AXA Group, which is the third largest insurance group in France and one of the largest insurance groups in Europe. Principally engaged in property and casualty insurance and life insurance in Europe and elsewhere in the world, the AXA Group is also involved in real estate operations and certain other financial services, including mutual fund management, lease financing services and brokerage services.

ADVISORY AGREEMENT

The Investment Advisory Agreement terminates automatically in the event of its assignment or, with respect to any Portfolio, upon 60 days' notice given by the Trust's Board of Trustees, by Alliance or by majority vote (as defined in the Investment Company Act and the rules thereunder) of the Portfolio's shares. Otherwise, the term of the Investment Advisory Agreement on behalf of each Portfolio is two years, but the Agreement will remain in effect from year to year with respect to any Portfolio so long as its continuance is approved at least annually by a majority of the non-interested members of the Board of Trustees, and by (i) a majority vote (as defined in the Investment Company Act and the rules thereunder) of the Portfolio's shareholders or (ii) the Board of Trustees.

The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:

                                             DAILY AVERAGE NET ASSETS
                              ----------------------------------------------------
                                  FIRST $350        NEXT $400         OVER $750
                                   MILLION           MILLION           MILLION
                              ----------------  ----------------  ----------------
 Conservative Investors  .... .550%             .525%             .500%
 Balanced ................... .400%             .375%             .350%
 Growth Investors ........... .550%             .525%             .500%
 Common Stock ............... .400%             .375%             .350%
 Global ..................... .550%             .525%             .500%
 Aggressive Stock ........... .500%             .475%             .450%
 Money Market ............... .400%             .375%             .350%
 Intermediate Goverment
  Securities ................ .500%             .475%             .450%
 High Yield ................. .550%             .525%             .500%

                              FIRST $500        NEXT $500
                              MILLION           MILLION           OVER $1 BILLION
                              ----------------  ----------------  ----------------
 Growth and Income .......... .550%             .525%             .500%
 Quality Bond ............... .550%             .525%             .500%

                              FIRST $750        NEXT $750         OVER $1.5
                              MILLION           MILLION           BILLION
                              ----------------  ----------------  ----------------
 Equity Index ............... .350%             .300%             .250%

                              FIRST $500                          OVER $1.5
                              MILLION           NEXT $1 BILLION   BILLION
                              ----------------  ----------------  ----------------
 International .............. .900%             .850%             .800%

Because of undertakings made by Equitable Variable in connection with the Reorganization, Equitable Variable reimburses the Common Stock and Money Market Divisions of its Continuing Separate Account to offset completely the effect on such divisions of the portion of the Trust's advisory fees applicable to such divisions which exceed a .25% effective annual rate. In addition, Equitable Variable reimburses the High Yield, Aggressive Stock and Balanced Divisions of its Separate Account I for the portion of the Trust's advisory fees applicable to those divisions which exceeds a .25% effective annual rate. Because of expense limits in the variable annuity contracts funded by its Separate Account A, Equitable reimburses the Common Stock, Money Market and Balanced Division of that separate account for the portion of the Trust's advisory fees applicable to those divisions which exceeds a
 .26% effective rate, and the Aggressive Stock Division for the portion that exceeds a .41% effective rate. Policies sold by insurers other than Equitable and Equitable Variable and newer policy designs of Equitable Variable bear the advisory fees without adjustment. For a discussion of the Reorganization, see "General Information," above.

In 1995, the Trust paid advisory fees of $40,636,168 to Alliance. In 1994, the Trust paid advisory fees of $31,614,475 to Alliance. In 1993, the Trust paid advisory fees of $15,066,885 to Equitable Capital Management Corporation (Equitable Capital), the Trust's prior investment adviser, for the period January 1, 1993 to July 22, 1993 and advisory fees of $9,858,491 to Alliance for the period July 23, 1993 to December 31, 1993.

SPECIFIC SERVICES PERFORMED

Alliance performs the following services for or on behalf of the Trust pursuant to the Investment Advisory Agreement.

Subject to the approval and supervision of the Board of Trustees, Alliance exercises overall responsibility for the investment and reinvestment of the Trust's assets. Alliance manages each Portfolio and is responsible for the investment operations of the Trust and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objectives and policies as stated in the Trust's Declaration of Trust, By-laws, Prospectus and SAI as from time to time in effect. In connection therewith, Alliance provides investment research and supervision of the Trust's investments and conducts a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Trust's assets. Alliance furnishes to the Trust such statistical information, with respect to the investments which the Trust may hold or contemplate purchasing, as the Trust may reasonably request. On Alliance's own initiative, it apprises the Trust of important developments materially affecting each Portfolio and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. In addition, Alliance furnishes to the Board of Trustees such periodic and special reports as the Board may reasonably request. Alliance also implements all purchases and sales of investments for each Portfolio in a manner consistent with such investment policies, as from time to time amended.

Alliance, on behalf of the Trust, arranges for the placement of orders and other execution of transactions for each Portfolio. Alliance furnishes to the Trust, at least once every three months, a schedule of the investments and other assets held in each Portfolio and a statement of all purchases and sales for each Portfolio made during the period since the last preceding report. Alliance prepares the financial statements for the Trust's Prospectuses, SAIs and annual and semi-annual reports to shareholders and furnishes such other investment accounting services as the Trust may from time to time reasonably request. Alliance computes the Trust's net asset value per share for each Portfolio on a daily basis.

At the Trust's request, Alliance provides, without charge, personnel, who may be the Trust's officers, to render such clerical, accounting, administrative and other services, other than investor services, to the Trust as it may from time to time request. Also, Alliance furnishes to the Trust, without charge, such office facilities, which may be Alliance's own offices, as Alliance may believe appropriate or as the Trust may reasonably request, subject to the requirements of any regulatory authority to which Alliance may be subject. However, the Trust may also hire its own employees and contract for services to be performed by third parties.

Pursuant to the terms of the Investment Advisory Agreement, Alliance has contracted with Equitable for the provision of certain administrative services to the Trust.

Alliance also performs investment advisory services for certain of Equitable's separate and advisory accounts and for other clients, including mutual funds registered as investment companies under the Investment Company Act, some of which fund Contracts issued by Equitable, Equitable Variable and certain other unaffiliated insurance companies. There are occasions on which transactions for the Trust may be executed as part of concurrent authorizations to purchase or sell the same security for Equitable's general account or for other accounts or investment companies managed by Equitable or Alliance. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Trust. When these concurrent authorizations occur, the objective is to allocate the executions and related brokerage charges among the accounts or mutual funds in an equitable manner.

BROKERAGE ALLOCATION

SELECTION OF BROKERS

Pursuant to the Investment Advisory Agreement, Alliance, on behalf of the Trust, arranges for the placement of orders and other transactions for each Portfolio.

BROKERAGE COMMISSIONS

The Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. Alliance seeks to obtain the best price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent it may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed com mission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

Alliance may, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to Equitable or Alliance. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally.

In limited cases, certain brokers have been advised informally that, although the Trust is under no legal obligation, an attempt will be made to meet the internally proposed level of allocated brokerage business to the broker for brokerage and research services over a period of time. Equitable Variable and its affiliates, in their insurance and investment operations, and Alliance, in its investment advisory operations, engage in transactions in the normal course of business with brokers and dealers which execute orders of the Portfolios. The allocation of the Trust's portfolio brokerage business is not affected by such transactions.

Commissions charged by brokers which provide research services may be somewhat higher than commissions charged by brokers which do not provide them. As permitted by Section 28(e) of the Securities Exchange Act of 1934 and by policies adopted by the Trustees, Alliance may cause the Trust to pay a broker-dealer which provides brokerage and research services to Alliance an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

Alliance does not engage brokers whose commissions it believes to be unreasonable in relation to services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by Alliance for the benefit of all accounts for which it makes investment decisions. The receipt of research services from brokers will tend to reduce Alliance's expenses in managing the Portfolios other than the Money Market Portfolio. This has been taken into account when setting the amount paid for managing those Portfolios. Although orders may be given by the Money Market Portfolio to brokers or dealers which provide research services to Alliance, the fact that the investment adviser may benefit from such research has not been considered when setting the amount paid for managing that Portfolio. This is because Money Market Portfolio transactions will generally be with issuers or market makers where no commissions are charged. In 1993 the Trust paid an aggregate of $14,267,261 in brokerage commissions of which $2,154,951 was paid to brokers relating to transactions aggregating $1,230,357,454 which were directed to them in part for research services provided by them. In 1994 the Trust paid an aggregate of $15,624,978 in brokerage commissions of which $3,918,833 was paid to brokers relating to transactions aggregating $1,594,352,806 which were directed to them in part for research services provided by them. In 1995 the Trust paid an aggregate of $21,329,056 in brokerage commissions of which $18,468,344 was paid to brokers relating to transactions aggregating $8,928,306,482 which were directed to them in part for research services provided by them.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in brokerage transactions with its affiliate, Donaldson, Lufkin & Jenrette, Inc. (DLJ), with brokers who are DLJ affiliates, or with unaffiliated brokers who trade or clear through DLJ. The Investment Company Act generally prohibits the Trust from engaging in securities transactions with DLJ or its affiliates, as principal, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by the Investment Company Act, which are reasonably designed to provide that any commissions or other remuneration it pays to DLJ or its affiliates do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the Securities Exchange Act of 1934 governing floor trading. Also, due to securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by DLJ or its affiliates. During the years ended December 31, 1993, December 31, 1994, and December 31, 1995, the Trust paid no brokerage commissions to DLJ.

TRUST EXPENSES AND OTHER CHARGES

Pursuant to the Trust's Investment Advisory Agreement, Alliance is obligated to pay all of the Trust's operating expenses not specifically assumed by the Trust. Although the Trust does specifically assume certain of its operating expenses (in addition to the investment advisory fee), a daily adjustment will be made in the values under certain Contracts outstanding and offered by Equitable and Equitable Variable when their management separate accounts were reorganized into unit investment trust form to offset completely the impact of any such expense on values under such Contracts. Contracts sold by insurers other than Equitable and Equitable Variable and new policy designs of Equitable and Equitable Variable bear such expenses without adjustment. Although Equitable and Equitable Variable do not expect the Trust to incur any federal income or excise tax liability (see "Dividends, Distributions and Taxes" in the Prospectus), Equitable and Equitable Variable reserve the right to exclude any such taxes from such adjustments.

The expenses which the Trust will pay directly are set forth in the Prospectus.

PURCHASE AND PRICING OF SECURITIES

As stated in the Prospectus, the Trust will offer and sell its shares at each Portfolio's per share net asset value, which will be determined in the manner set forth below.

The net asset value of the shares of each Portfolio of the Trust will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day. The net asset value per share of each Portfolio will be computed by dividing the sum of the investments held by that Portfolio, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. All expenses borne by the Trust, including the investment advisory fee payable to Alliance, will be accrued daily.

The net asset value per share of any series (i.e., Portfolio) will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the Investment Company Act:

   o The assets belonging to each series will include (a) all consideration received by the Trust for the issue or sale of shares of that particular series, together with all assets in which such consideration is invested or reinvested, (b) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (c) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be and (d) General Items, if any, allocated to that series. General Items includes any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

   o The liabilities belonging to each series will include (a) the liabilities of the Trust in respect of that series, (b) all expenses, costs, charges and reserves attributable to that series, and (c) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series which have been allocated as the Trust's Board of Trustees considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each "business day," i.e., each day in which the degree of trading in the Portfolio might materially affect the net asset value of such Portfolio. Normally, this would be each day that the New York Stock Exchange is open and would include some Federal holidays. For stocks and options, the close of trading is the 4:00 p.m. and 4:15 p.m. close respectively of the New York Stock Exchange and the Options Price Reporting Authority; for bonds it is the close of business in New York City, and for foreign securities it is the close of business in the applicable foreign country with exchange rates determined at 2:00 p.m. New York City time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:

   o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

   o Foreign securities not traded directly, or in American Depositary Receipt or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   o U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

   o Long-term corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

   o Short-term debt securities in the Portfolios other than the Money Market Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities in such Portfolios which mature in more than 60 days are valued at representative quoted prices. Securities held by the Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

   o Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   o Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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   o  Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

   o Futures contracts are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

Alliance may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. Alliance will continuously monitor the performance of these services.

CERTAIN TAX CONSIDERATIONS

Each Portfolio is treated for Federal income tax purposes as a separate taxpayer. The Trust intends that each Portfolio shall qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the Code). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains which are timely distributed to shareholders under the Code. Under present law, as a Massachusetts business trust doing business in New York, a Portfolio will also not be subject to any excise or income taxes in Massachusetts or New York on such amounts. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

Portfolios investing in foreign securities or currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios. However, if foreign securities comprise more than 50% of the year-end value of any Portfolio, the Portfolio may elect to pass through such foreign taxes as a deemed dividend to shareholders. In such a case the shareholder and not the Portfolio would be entitled to claim a Federal tax deduction or credit for foreign taxes, as appropriate. As of December 31, 1994 only the Global Portfolio qualified to pass through foreign tax paid to its shareholders.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. A Portfolio must also derive less than 30% of its gross income in each taxable year from gains from the sale or other disposition of stock or securities held for less than three months. Other investments subject to this three-month limit are options, futures or forward contracts (other than those relating to foreign currency), or in certain circumstances, foreign currencies and related options, futures and forward contracts the gains on which are not directly related

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to the Portfolio's business of investing in stock or securities. This 30%
rule may be inapplicable in the context of certain abnormal redemptions of Portfolio shares. For purposes of these tests, gross income is determined without regard to losses from the sale or other disposition of stock or securities.

In addition, the Secretary of the Treasury has regulatory authority to exclude from qualifying income described above foreign currency gains which are not "directly related" to a regulated investment company's "principal business of investing" in stock, securities or related options or futures. The Secretary of the Treasury has not to date exercised this authority.

Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio of the Trust must distribute to its shareholders during the calendar year the following amounts:

   o  98% of the Portfolio's ordinary income for the calendar year;

   o 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

   o any undistributed ordinary income or capital gain net income for the prior year.

The excise tax is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

Because the Trust is used to fund non-qualified Contracts each Portfolio must meet the diversification requirements imposed by the Code or these policies will fail to qualify as life insurance and annuities. In general, for a Portfolio to meet the investment diversification requirements of Subchapter L of the Code, Treasury regulations require that no more than 55% of the total value of the assets of the Portfolio may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. In the context of United States Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States) each U.S. Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30 day period after the end of each calendar year quarter in which to cure any non-compliance.

PORTFOLIO PERFORMANCE

MONEY MARKET PORTFOLIO YIELD

The Money Market Portfolio calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical shareholder account with one share at the beginning of the period. To determine the seven-day rate of return, the net change in the share value is computed by subtracting the share value at the beginning of the period from the share value (exclusive of capital changes) at the end of the period. The net change is divided by the share value at the beginning of the period to obtain the base period rate of return. This seven-day base period return is then multiplied by 365/7 to produce an annualized current yield figure carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the Portfolio are excluded from this calculation. The net change in share values also reflects all accrued expenses of the Money Market Portfolio as well as the value of additional shares purchased with dividends from the original shares and any additional shares.

The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Money Market Portfolio's investments, as follows: The unannualized base period return is compounded by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result--i.e., effective yield = [(base period return +1)365/7] -1.

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Money Market Portfolio yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. Yield is a function of the type and quality of the instruments in the Money Market Portfolio, maturities and rates of return on investments, among other factors. In addition, the value of shares of the Money Market Portfolio will fluctuate and not remain constant.

The Money Market Portfolio yield may be compared with yields of other investments. However, it should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods. The yield also should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis. Investment income of the Money Market Portfolio, including any realized gains as well as accrued interest, is not paid out in dividends but is reflected in the share value. The Money Market Portfolio yield also does not reflect insurance company charges and fees applicable to Contracts.

The seven-day current yield for the Money Market Portfolio was 5.44% for the period ended December 31, 1995. The effective yield for that period was 5.44%.

QUALITY BOND, GOVERNMENT AND HIGH YIELD PORTFOLIO YIELDS

Yields of the Quality Bond, Government and High Yield Portfolios will be computed by annualizing net investment income, as determined by the SEC's formula, calculated on a per share basis for a recent 30-day period and dividing that amount by a Portfolio share's net asset value (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Portfolios' yields will vary from time to time depending upon market conditions, the compostition of each Portfolio's portfolio and operating expenses of the Trust allocated to each Portfolio. Yield should also be considered relative to changes in the value of a Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolios. These yields do not reflect insurance company charges and fees applicable to the Contracts.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

The 30 day yields for the Quality Bond, Government and High Yield Portfolios for the period ended December 31, 1995 were 5.31%, 6.28% and 10.57%, respectively.

TOTAL RETURN CALCULATIONS

Each Portfolio may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were invested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)1/n -1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period; where P equals a hypothetical initial investment of $1,000; and where n equals the number of years.

The average annual total returns through December 31, 1995 for the Common Stock Portfolio for one year, five years, and 10 years were 32.45%, 18.16%, and 15.16%, respectively.

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The average annual total returns through December 31, 1995 for the
Intermediate Government Securities Portfolio for one year and since inception (on April 1, 1991) were 13.33%, and 7.63%, respectively.

The average annual total returns through December 31, 1995 for the High Yield Portfolio for one year, five years, and since inception (on January 2, 1987) were 19.92%, 14.95%, and 10.20%, respectively.

The average annual total returns through December 31, 1995 for the Balanced Portfolio for one year, five years, and since inception (on January 27, 1986) were 19.75%, 11.17%, and 12.08%, respectively.

The average annual total returns through December 31, 1995 for the Global Portfolio for one year, five years, and since inception (on August 27, 1987) were 18.81%, 16.49%, and 11.36%, respectively.

The average annual total returns through December 31, 1995 for the Aggressive Stock Portfolio for one year, five years, and since inception (on January 27, 1986) were 31.63%, 21.75%, and 20.02%, respectively.

The average annual total returns through December 31, 1995 for the Conservative Investors Portfolio for one year, five years, and since inception (on October 2, 1989) were 20.40%, 10.15%, and 9.65%, respectively.

The average annual total returns through December 31, 1995 for the Growth Investors Portfolio for one year, five years, and since inception (on October 2, 1989) were 26.37%, 17.13%, and 16.05%, respectively.

The average annual total returns through December 31, 1995 for the Quality Bond Portfolio for one year and since inception (on October 1, 1993) were 17.02% and 4.54%, respectively.

The average annual total returns through December 31, 1995 for the Growth and Income Portfolio for one year and since inception (on October 1, 1993) were 24.07% and 9.66%, respectively.

The average annual total return through December 31, 1995 for the Equity Index Portfolio for one year and since inception (on March 1, 1994) was 36.48% and 19.11%, respectively.

The aggregate annual total return through December 31, 1995 for the International Portfolio since inception (April 3, 1995) was 11.29%.

   Each Portfolio, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Portfolio. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) -1

Where:

C = Cumulative Total Return
P = a hypothetical initial investment of $1,000
ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

The cumulative total return, since the inception of each Portfolio through December 31, 1995, for the Common Stock, Intermediate Government Securities, High Yield, Balanced, Global, Aggressive Stock, Conservative Investors, Growth Investors, Quality Bond, Growth and Income, Equity Index and International Portfolios were 1,468.54%, 41.83%, 139.75%, 210.41%, 145.55%,
512.26%, 77.86%, 153.57%, 10.50%, 23.05%, 37.96% and 11.29%, respectively.

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OTHER SERVICES

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountant. The financial statements of the Common Stock, Money Market, Balanced, Aggressive Stock, High Yield, Global, Conservative Investors, Growth Investors, Intermediate Government Securities, Quality Bond, Growth and Income and Equity Index Portfolios for the year ended December 31, 1995 and the International Portfolio for the period April 3, 1995 (commencement of operations) through December 31, 1995, which are included in this SAI, have been audited by Price Waterhouse LLP, the Trust's independent accountant for such periods, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

CUSTODIAN

The Chase Manhattan Bank, N.A., whose principal address is One Chase Manhattan Plaza, New York, New York 10081, has been designated the Custodian of the Trust's portfolio securities and other assets.

TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent for the Trust. For the year ended December 31, 1995, Equitable received no compensation for providing such services for the Trust.

UNDERWRITER

The Trust has a distribution agreement with Equitable Distributors, Inc. (the "Class IB Distributor"), an indirect wholly-owned subsidiary of Equitable and an affiliate of the Adviser, in respect of the Class IB shares. The address for the Class IB Distributor is 787 Seventh Avenue, New York, New York 10019.

The Trust's distribution agreement in respect of Class IB shares dated July 8, 1996 (the "Class IB Underwriting Agreement"), will remain in effect until July 8, 1997, and from year to year thereafter only if its continuance is approved annually by (1) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the Investment Company
Act) of the Trust or a Portfolio and who have no direct or indirect financial interest in the operation of the distribution plan adopted under Rule 12b-1 of the Investment Company Act (the "Distribution Plan") or any such related agreement (the "Independent Trustees") and (2) either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Trust.

The Class IB Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class IB shares to prospective investors and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class IB shares to prospective investors. The Class IB Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws and of any activity which is primarily intended to result in the sale of Class IB shares issued by the Trust, unless the Distribution Plan in effect for Class IB shares provides that the Trust or another entity shall bear some or all of such expenses.

As agent, the Class IB Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Class IB Underwriting Agreement provides that the Class IB Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Class IB Distributor has made no firm commitment to acquire shares of any Portfolio.

A description of the Distribution Plan and related services and fees thereunder is provided in the prospectus. On June 7, 1996, the Board of Trustees of the Trust unanimously approved the Distribution Plan. In connection with its consideration of the Distribution Plan, the Board of Trustees was furnished

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with drafts of the Distribution Plan and the related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry generally and with other competing funding vehicles for variable annuity and variable life contracts. Legal counsel for the Independent Trustees provided additional information, summarized the provisions of the proposed Distribution Plan and discussed the legal and regulatory considerations in adopting such Distribution Plan.

The Board considered various factors in connection with its decision as to whether to approve the Distribution Plan, including (a) the nature and causes of the circumstances which make implementation of the Distribution Plan necessary and appropriate; (b) the way in which the Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Distribution Plan to any other person relative to those of the Trust; (e) the effect of the Distribution Plan on existing owners of variable annuity contracts and variable life insurance policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry; and (h) the relationship of the Distribution Plan to other distribution efforts of the Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the Investment Company Act, the Board determined, in the exercise of its business judgment, that the Distribution Plan is reasonably likely to benefit the Trust and the shareholders of its Portfolios.

The Board realizes that there is no assurance that the expenditure of Trust assets to finance distribution of Class IB shares of the Trust will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Class IB shares of the Trust, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Distribution Plan.

The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Class IB Distributor in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, and in the case of any Rule 12b-1 related agreement, upon 60 days' written notice, without penalty, by vote of a majority of the outstanding Class IB shares of that Portfolio or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (to more than .50% of average daily net assets annually) that may be spent for distribution of Class IB shares of a Portfolio without the approval of Class IB shareholders of that Portfolio.

                             FINANCIAL STATEMENTS

   The Trust's financial statements for the fiscal year ended December 31, 1995 are incorporated by reference to the Trust's post-effective amendment no. 26, filed with the Securities and Exchange Commission pursuant to Rule 485(b) on May 1, 1996.

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                                  APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:
  o  liquidity ratios are adequate to meet cash requirements;
  o  long-term senior debt is rated "A" or better;
  o  the issuer has access to at least two additional channels of borrowing;
  o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
  o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and
  o  the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
  o  evaluation of the management of the issuer;
  o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
  o evaluation of the issuer's products in relation to competition and customer acceptance;
  o  liquidity;
  o  amount and quality of long-term debt;
  o  trend of earnings over a period of ten years;
  o financial strength of parent company and the relationships which exist with the issuer; and
  o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                               A-1